UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Patrick F. Quan
SMALLCAP World Fund, Inc.
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund®

[cover: photo of the inside of a building that is painted like a globe]

Special feature

Long-term investing in small-company stocks

See page 4

Annual report for the year ended September 30, 2012

SMALLCAP World Fund seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of more than 40 offered by American Funds, which is one of the nation’s largest mutual fund families. For more than 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Results at a glance
For periods ended September 30, 2012, with all distributions reinvested

		Average annual total returns
	Total returns			Lifetime
	1 year	5 years	10 years	(since 4/30/90)

SMALLCAP World Fund
(Class A shares)	25.3%	–1.0%	11.5%	9.3%

MSCI All Country World
Small Cap Index*	22.0	0.7	12.3	n/a

Lipper Global Small-Cap
Funds Average	21.5	–1.3	10.7	9.1

*This market index is unmanaged and, therefore, has no expenses. It is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets. Results reflect dividends net of withholding taxes. This index was not in existence as of the date the fund began investment operations; therefore, lifetime results are not available.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34.

Investing outside the United States may be subject to risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. Refer to the fund prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow investors:

With an uneven global economic backdrop, equity markets saw an increased degree of volatility during SMALLCAP World Fund’s most recent fiscal year. Despite this, the fund produced a total return of 25.3% for the 12 months ended September 30, 2012. This total return assumes reinvestment of dividends, which totaled 10.6 cents a share during the period.

By way of comparison, the MSCI All Country World Small Cap Index, an unmanaged measure of global small-capitalization stocks, gained 22.0% for the period. The index does not include management fees or other expenses. The fund’s peer group, as represented by the Lipper Global Small-Cap Funds Average, rose 21.5%.

The year in review

Most economies around the world saw patchy growth through much of the period. The United States’ growth rate was sluggish during the period. Europe wrestled with rising unemployment, severe austerity programs, high sovereign debt levels and the banking crisis. Many emerging markets continued to enjoy stronger, more sustained growth, but some nations still saw their growth moderate. China, in particular, opted for slower, less stimulative growth.

The monetary authorities in Europe, the U.S. and Japan continued to prescribe a very loose monetary policy. The European Central Bank adopted both lower interest rates and bond purchasing programs, while the U.S. Federal Reserve recently instituted a third round of fixed-income securities purchases designed to keep interest rates low. Global equity markets saw a strong rally in the first six months of the period, but this leveled off during the second half of the fiscal year.

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[Begin Sidebar]
In this report

Special feature

4	Long-term investing in small-company stocks

Contents

1	Letter to investors

3	The value of a long-term perspective

10	Summary investment
portfolio

17	Financial statements

35	Board of directors and other officers
[End Sidebar]

[Begin Sidebar]
Where are SMALLCAP’s holdings located?

[begin pie chart]
As of September 30, 2012	Percent of net assets

United States	44.9%
Asia & Pacific Basin	21.7
Europe	18.6
Other (including Canada
& Latin America)	6.3
Short-term securities &
other assets less liabilities	8.5
[end pie chart]

[begin pie chart]
As of September 30, 2011	Percent of net assets

United States	39.7%
Asia & Pacific Basin	23.8
Europe	20.0
Other (including Canada
& Latin America)	7.2
Short-term securities &
other assets less liabilities	9.3
[end pie chart]
[End Sidebar]

How the fund responded

SMALLCAP World Fund’s holdings originate from 46 different countries. Shares from Spain, Italy and Ireland were strong contributors to the fund’s return, which we believe is an example of how our research can help us identify potential investments even in countries undergoing difficult economic times.

The fund’s holdings remain broadly diversified across industries as well. Overall, the fund’s holdings in health care, materials and energy shares had particularly strong returns, while information technology stocks lagged the index.

We are pleased to report that each of the fund’s top 10 holdings produced double digit returns, while three of them had returns over 100% for the period, led by Pharmacyclics, which saw a return of 445%. The fund’s top holding, ENN Energy Holdings, returned just over 30% for the period.

[Begin Sidebar]
Largest equity holdings	Percent of net assets

ENN Energy Holdings	1.2%
Pharmacyclics	1.1
Regeneron Pharmaceuticals	1.0
InterOil	1.0
AAC Technologies Holdings	.9
Mr Price Group	.9
Ophir Energy	.8
Virgin Media	.8
lululemon athletica	.8
Raia Drogasil	.7
[End Sidebar]

The road ahead

Economic slowdowns and equity market volatility, as seen in the middle of the fund’s fiscal year, likely will remain challenges over the coming year and, perhaps, beyond. Previous economic crises involving deleveraging have unfurled over a prolonged period and we have no reason to believe this crisis will be any different.

Economic growth is likely to be slow in a number of regions. In the U.S., sluggish growth rates may be compounded by the potential fallout of the “fiscal cliff” issue, in which the federal government will impose budget cuts and tax increases unless post-election negotiations provide a different course. China’s growth, while robust in comparison to other nations, has also slowed over the past year. Efforts to address the economy there in the midst of a once-per-decade transition of power will bear close scrutiny. Many European nations will need to continue to implement painful cuts in government spending if they are to restore balance to their budgets.

With all this said, the fund’s portfolio counselors and analysts continue to invest in individual equities, diligently researched from the bottom up. Despite the dire headlines, we believe there are many attractive investments to be uncovered. Change and progress, the harbingers of many exciting new small companies, will continue unabated. Scientists will continue to find new drugs. New retail concepts will continue to emerge. The Internet will continue to create new businesses. Urbanization will continue in the emerging world. We will continue to try to harness these and other opportunities for shareholders. For examples of how that research uncovered a number of the fund’s long-term holdings, please read our special feature starting on page 4.

We would like to take this opportunity to honor Gordon Crawford, who stepped down as vice chairman of the fund’s board in September and who will be retiring at year’s end after 41 years of dedicated service to the American Funds.

Sincerely,

/s/ Jonathan Knowles

Jonathan Knowles
Vice Chairman of the Board

/s/ Gregory W. Wendt

Gregory W. Wendt
President

November 9, 2012

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2012, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $68,729 even after deducting the maximum 5.75% sales charge.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	Date	SMALLCAP World Fund	Date	MSCI All Country World Small Cap Index2	Date	Consumer Price Index3
	4/30/1990	$9,425	4/30/1990	$10,000	4/30/1990	$10,000
Fiscal Year 1990
High	16-Jul-90	$9,963	17-Jul-90	$11,596	30-Sep-90	$10,295
Low	28-Sep-90	$8,288	28-Sep-90	$8,918	30-Apr-90	$10,000
Close	30-Sep-90	$8,288	30-Sep-90	$8,918	30-Sep-90	$10,295
Fiscal Year 1991
High	30-Sep-91	$11,307	17-Apr-91	$11,421	30-Sep-91	$10,644
Low	11-Oct-90	$8,231	16-Jan-91	$8,897	30-Sep-90	$10,295
Close	30-Sep-91	$11,307	30-Sep-91	$11,210	30-Sep-91	$10,644
Fiscal Year 1992
High	12-Feb-92	$12,666	7-Feb-92	$11,884	30-Sep-92	$10,962
Low	9-Oct-91	$11,140	12-Aug-92	$10,570	30-Sep-91	$10,644
Close	30-Sep-92	$11,640	30-Sep-92	$10,999	30-Sep-92	$10,962
Fiscal Year 1993
High	30-Sep-93	$15,418	3-Sep-93	$14,469	30-Sep-93	$11,257
Low	5-Oct-92	$11,368	9-Oct-92	$10,649	30-Sep-92	$10,962
Close	30-Sep-93	$15,418	30-Sep-93	$14,341	30-Sep-93	$11,257
Fiscal Year 1994
High	3-Feb-94	$17,254	2-Sep-94	$15,722	30-Sep-94	$11,590
Low	24-Jun-94	$15,474	29-Nov-93	$13,616	30-Sep-93	$11,257
Close	30-Sep-94	$16,744	30-Sep-94	$15,461	30-Sep-94	$11,590
Fiscal Year 1995
High	11-Sep-95	$20,046	11-Sep-95	$16,234	30-Sep-95	$11,885
Low	30-Jan-95	$15,821	13-Dec-94	$14,281	30-Sep-94	$11,590
Close	30-Sep-95	$19,856	30-Sep-95	$16,194	30-Sep-95	$11,885
Fiscal Year 1996
High	20-May-96	$23,573	20-May-96	$18,573	30-Sep-96	$12,242
Low	18-Dec-95	$19,323	27-Oct-95	$15,608	31-Dec-95	$11,908
Close	30-Sep-96	$22,877	30-Sep-96	$17,805	30-Sep-96	$12,242
Fiscal Year 1997
High	30-Sep-97	$28,689	30-Sep-97	$19,441	30-Sep-97	$12,506
Low	28-Apr-97	$22,594	14-Apr-97	$16,656	30-Sep-96	$12,242
Close	30-Sep-97	$28,689	30-Sep-97	$19,441	30-Sep-97	$12,506
Fiscal Year 1998
High	13-Oct-97	$29,202	21-Apr-98	$20,390	30-Sep-98	$12,692
Low	31-Aug-98	$22,174	31-Aug-98	$15,271	31-Dec-97	$12,514
Close	30-Sep-98	$22,749	30-Sep-98	$15,527	30-Sep-98	$12,692
Fiscal Year 1999
High	13-Sep-99	$33,760	13-Sep-99	$21,441	30-Sep-99	$13,026
Low	8-Oct-98	$20,294	8-Oct-98	$14,292	31-Dec-98	$12,715
Close	30-Sep-99	$32,172	30-Sep-99	$20,848	30-Sep-99	$13,026
Fiscal Year 2000
High	10-Mar-00	$56,595	10-Mar-00	$25,890	30-Sep-00	$13,476
Low	18-Oct-99	$31,127	18-Oct-99	$20,311	30-Sep-99	$13,026
Close	30-Sep-00	$44,532	30-Sep-00	$22,804	30-Sep-00	$13,476
Fiscal Year 2001
High	2-Oct-00	$43,857	2-Oct-00	$22,563	30-Sep-01	$13,832
Low	21-Sep-01	$23,450	21-Sep-01	$16,209	30-Sep-00	$13,476
Close	30-Sep-01	$24,516	30-Sep-01	$17,010	30-Sep-01	$13,832
Fiscal Year 2002
High	17-Apr-02	$31,220	17-May-02	$21,126	30-Sep-02	$14,042
Low	24-Sep-02	$22,831	24-Sep-02	$16,083	31-Dec-01	$13,708
Close	30-Sep-02	$23,121	30-Sep-02	$16,228	30-Sep-02	$14,042
Fiscal Year 2003
High	19-Sep-03	$31,932	19-Sep-03	$23,222	30-Sep-03	$14,368
Low	9-Oct-02	$21,288	9-Oct-02	$14,972	31-Dec-02	$14,034
Close	30-Sep-03	$30,626	30-Sep-03	$22,523	30-Sep-03	$14,368
Fiscal Year 2004
High	12-Apr-04	$38,954	7-Apr-04	$28,478	30-Sep-04	$14,732
Low	1-Oct-03	$31,035	1-Oct-03	$22,878	31-Dec-03	$14,298
Close	30-Sep-04	$36,736	30-Sep-04	$27,779	30-Sep-04	$14,732
Fiscal Year 2005
High	30-Sep-05	$46,392	12-Sep-05	$35,482	30-Sep-05	$15,423
Low	14-Oct-04	$36,577	14-Oct-04	$27,693	31-Dec-04	$14,763
Close	30-Sep-05	$46,392	30-Sep-05	$35,481	30-Sep-05	$15,423
Fiscal Year 2006
High	9-May-06	$58,016	9-May-06	$43,714	31-Aug-06	$15,818
Low	27-Oct-05	$43,590	20-Oct-05	$33,399	31-Dec-05	$15,268
Close	30-Sep-06	$53,477	30-Sep-06	$40,264	30-Sep-06	$15,741
Fiscal Year 2007
High	19-Jul-07	$73,253	13-Jul-07	$52,406	30-Sep-07	$16,175
Low	10-Jan-07	$58,657	3-Oct-06	$40,101	30-Nov-06	$15,632
Close	30-Sep-07	$72,413	30-Sep-07	$50,009	30-Sep-07	$16,175
Fiscal Year 2008
High	31-Oct-07	$76,428	31-Oct-07	$52,216	31-Jul-08	$17,065
Low	29-Sep-08	$47,556	29-Sep-08	$35,577	30-Sep-07	$16,175
Close	30-Sep-08	$48,685	30-Sep-08	$35,897	30-Sep-08	$16,973
Fiscal Year 2009
High	22-Sep-09	$52,124	22-Sep-09	$39,611	30-Sep-08	$16,973
Low	9-Mar-09	$28,688	9-Mar-09	$20,556	31-Dec-08	$16,309
Close	30-Sep-09	$51,765	30-Sep-09	$39,015	30-Sep-09	$16,755
Fiscal Year 2010
High	30-Sep-10	$61,657	26-Apr-10	$46,250	30-Sep-10	$16,946
Low	28-Oct-09	$50,003	2-Nov-09	$37,620	31-Dec-09	$16,753
Close	30-Sep-10	$61,657	30-Sep-10	$45,141	30-Sep-10	$16,946
Fiscal Year 2011
High	29-Apr-11	$72,592	29-Apr-11	$55,929	30-Sep-11	$17,602
Low	30-Sep-11	$54,867	30-Sep-11	$42,365	30-Sep-10	$16,946
Close	30-Sep-11	$54,867	30-Sep-11	$42,365	30-Sep-11	$17,602
Fiscal Year 2012
High	14-Sep-12	$69,604	14-Sep-12	$52,996	30-Sep-12	$17,952
Low	3-Oct-11	$52,774	3-Oct-11	$40,805	31-Dec-11	$17,508
Close	30-Sep-12	$68,729	30-Sep-12	$51,703	30-Sep-12	$17,952
[end mountain chart]
Past results are not predictive of results for future periods. The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2The MSCI All Country World Small Cap Index is unmanaged and, therefore, has no expenses. Results reflect dividends net of withholding taxes. Because the index was not in existence at the time of the fund’s inception, cumulative returns through May 1994 reflect the returns of the S&P Developed <$1.2 Billion Index.

3Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
4For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2012)*

	1 year	5 years	10 years
Class A shares	18.06%	–2.20%	10.85%

*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio is 1.14% for Class A shares as of the prospectus dated December 1, 2012 (unaudited).

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

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Long-term investing in small-company stocks

[photo of stacks of pizza boxes]
[photo of a fan]
[photo of a roof]
[photo of pipes with valves]
[photo of a soundboard]
What makes a truly successful investment? It can be any number of things, but selecting that investment often boils down to diligent research and a long-term perspective.

Ask any one of SMALLCAP World Fund’s investment professionals what they look for in a potential investment, and you’ll get plenty of different answers. Some will look for companies that dominate niche markets, others want to see diversification across a number of businesses. Some will look for those that reinvest their cash back into growth, others want to see regular dividend payments.

And those are just the numbers. Less quantifiable, but no less important, is the quality of a given company’s management team and the potential of future products and strategies.

Yet in the end, whatever the investment criteria, investing in small-cap companies around the world takes intensive research and, in many cases, patience. Some of the fund’s standout holdings have been those held since before the 2008 downturn. Those that weathered the difficulties of recent years have, in some cases, provided strong returns on that patience.

Here’s a look at five investments that have rewarded investors for the past several years, each one added to the fund prior to the 2008 financial crisis. They illustrate the different criteria used by the fund’s investment professionals, and the different ways these holdings have added value to those seeking a long-term approach to small companies.

[Begin Pull Quote]
“The CEO had started in one of their shops and knew the business inside and out. Really, they had world-class management, and it shows in their operations.”

Jonathan Knowles
[photo of Jonathan Knowles]
[End Pull Quote]

[Begin Sidebar]
[photo of Australia on a globe]
Australia
[End Sidebar]

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More than the ingredients

Domino’s Pizza Enterprises: first purchased 2007

“I love the pizza business,” says Singapore-based fund portfolio counselor Jonathan Knowles, vice-chairman of the board for SMALLCAP. “I love the economics of it. Here you have a business with great margins, built on the preparation of a relatively simple food that everybody loves. Almost no matter what happens with the economy, people eat pizza.”

Yet not all pizza businesses are alike. The business model may be relatively simple, but it’s how a business executes that model that makes the difference. That’s what attracted Jonathan to Australia’s Domino’s Pizza Enterprises, one of several public companies that make use of the Domino’s brand.

“Years ago, when I first noticed them, they were practically a micro-cap company,” Jonathan says. “But their valuation was low, and when I went to meet with management, I found they really knew what they were doing. The CEO had started in one of their shops and knew the business inside and out. Really, they had world-class management, and it shows in their operations.”

The company was also one of the forerunners in using the Internet, particularly social media, to reach out to customers. Customers are encouraged to place orders on smartphone apps, pay electronically and then use Facebook or Twitter to discuss their order with friends. Those that post a bad experience, Jonathan says, find the company right there with them on social media, offering to make it right.

“Management has been so successful, they have expanded from Australia and New Zealand into Belgium, Holland and France,” Jonathan says. “They have very nice growth potential, I think.”

In the end, it’s the company’s attention to detail that Jonathan believes will continue to make it successful. “I remember visiting some outlets with the management team, and I was impressed with how closely they monitored raw material usage,” Jonathan says. “If they’re using 2% more sauce or dough than they should be, they work to fix it. That’s a big part of why they’re where they are today.”

Resiliency in a downturn

Watsco: first purchased 2007

During the construction boom of the last decade, U.S. heating, refrigeration and air-conditioning equipment distributor Watsco saw its stock price climb steadily. San Francisco-based fund portfolio counselor Brady Enright had been a long-time investor, and was pleased to see the company provide regular dividends as its earnings climbed.

When the stock market collapsed, Watsco shares slid sharply as well. While some investors might have opted to sell at that point, Brady saw the company continue to have a healthy balance sheet. And while earnings necessarily fell, Watsco continued to pay a regular dividend.

“Some investors might have associated Watsco with housing, but most of their business is replacement equipment, not new construction,” Brady says. “That’s part of what we saw differently. When the market sold all things housing related, we viewed that as an opportunity to increase our holding.”

The company’s focus on parts and service, combined with its strong balance sheet going into the recession, gave them an opportunity to build for the future while its competitors struggled to survive. Watsco increased its market share and also entered into an agreement with A/C manufacturer Carrier to increase its distribution of Carrier’s products. And through it all, the company grew its dividend each year, which Brady says allowed him to be patient with his investment. Today, the company’s revenues, profits and dividends are higher than they were before 2008.

“This was a company that managed to survive 2008 in very good shape, and is doing very well now because of it,” Brady says. “They knew that the downturn was cyclical, and that there would be a need for new HVAC installations in the future. Coming out the other side of it, you knew that there would be offices and buildings that would continue to need new equipment, and they were able to be in position to capitalize on that.”

Brady adds new equipment sales and installation depends on economic conditions — but only to a point. “Right now, we’re seeing new regulations on HVAC come out every three to five years or so, and that creates demand,” he says. “Plus, at the end of the day, if it’s 100 degrees out and your office needs a new air conditioner, you really can’t put that off.”

[Begin Pull Quote]
“This was a company that managed to survive 2008 in very good shape, and is doing very well now because of it.”
Brady Enright
[photo of Brady Enright]
[End Sidebar]

[Begin Sidebar]
[photo of the United States on a globe]
United States
[End Sidebar]

[photo of the side of a building]

[photo of a person sitting in front of a computer monitor]

[Begin Sidebar]
[photo of the United Kingdom on a globe]
United Kingdom
[End Sidebar]

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A dominant market position

Rightmove: first purchased 2006

It’s rare to find a company that enjoys near-dominance in its primary market right out of the gate, but that’s exactly what happened in 2000 when the United Kingdom’s three largest real estate agencies created Rightmove, an online real estate listings provider.

“It really does matter if you’re first to market,” says London-based fund portfolio counselor Lawrence Kymisis. “There was nothing like it when it started, and they continued to run the business exceptionally well. Today, they are by far the dominant company in online real estate listings.”

The company interested Lawrence not simply because it was first, but also because it was well-run, with relatively low costs as well. Agents pre-pay to have their homes listed on the site, making costs easy to control. And the company is focused solely on real estate, resisting the urge to broaden — and possibly dilute — its core offerings, Lawrence says.

“It’s an incredibly strong model. There’s little in the way of major capital expenditures, lots of free cash, and now that we’re getting on the other side of the housing problems, there’s growth potential as well.”

The housing problems that hit the U.K. were similar to those that struck the U.S., and Rightmove’s share price suffered for it. However, the company remained in sound financial shape, and Lawrence and others with portfolios in SMALLCAP took advantage of the newly cheap price to add to their stakes, making the fund one of the company’s largest shareholders.

As of this writing, the share price has far surpassed its pre-downturn levels, and Rightmove has offered both strong dividends and aggressive share repurchasing programs. “As investors, we’re quite happy with the way they’re using their cash,” Lawrence says.

There was a point when Rightmove considered expanding into local search, in order to complement their real estate offerings, but they decided not to — a move Lawrence supported. “It wasn’t their core competency, and they quickly realized that there were others out there doing similar local search offerings,” he says. “I’d much rather see a company do one thing exceptionally well than a half dozen things poorly.”

[Begin Pull Quote]
“I’d much rather see a company do one thing exceptionally well than a half dozen things poorly.”
Lawrence Kymisis
[photo of Lawrence Kymisis]
[End Pull Quote]

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[Begin Sidebar]
[photo of China on a globe]
China
[End Sidebar]

Fueling China’s expansion

ENN Energy Holdings: first purchased 2001

As China continues to grow and industrialize, dozens of companies are rising to meet the challenge of providing infrastructure and services to the country’s fast-rising cities. “China has long been a growth story, and it’s attractive, certainly,” says fund portfolio counselor Claudia Huntington. “That means that you have more work to do, though, to find the companies you believe will stand out from the crowd and succeed in the long term.”

ENN Energy Holdings was one company that stood out. The company provides natural gas and petroleum distribution across a large part of Northeastern China, and has brought energy infrastructure to a number of smaller towns and cities in the region. It recently expanded its distribution into Vietnam.

But it was the chairman of the company, Wang Yusuo, who impressed Claudia the most.

“Here was a guy who pulled himself up by his bootstraps, put himself through school and started this company on his own — a real entrepreneur,” Claudia says. “He’s personally invested in the success of the company, and that means a lot.”

In addition to pipelines and large-scale distribution, ENN Energy Holdings has expanded to include commercial and residential energy supply and distribution of liquefied natural gas for next-generation vehicles — a key area of growth for China as it struggles to combat air pollution.

“The opportunity in China is there, and we believe it’ll be there for awhile,” Claudia says. “It’s about finding the company that has the right management and makes the right moves to maximize that opportunity.”

[Begin Pull Quote]
“It’s about finding the company that has the right management and makes the right moves to maximize that opportunity.”
Claudia Huntington
[photo of Claudia Huntington]
[End Pull Quote]

Success in a difficult market

Lionsgate: first purchased 1997

Movies and television are tough businesses. Companies can spend millions on effects-laden films that bomb at the box office, or invest heavily in new TV shows that may be cancelled after a handful of episodes.

But when there’s success, it tends to be big — and Lionsgate has seen more than a few successes in recent years. Los Angeles-based fund portfolio counselor Gordon Crawford credits the management team with turning the company around.

“I’ve known the two principals in this company for many years,” says Gordon. “When they took over the company in 2000, we had the opportunity to buy some preferred stock, and we did.”

The new management developed a two-prong strategy for reviving Lionsgate. First, they bought the movie and television libraries of other film companies, giving them a steady stream of ongoing revenue. Secondly, they brought a renewed focus on the company’s film and television production businesses. Critical successes such as Hotel Rwanda and Gods and Monsters were balanced with more commercial fare such as the Saw horror series.

Most recently the company had a major box office hit with The Hunger Games, based on the young-adult novel; three more films in that series are forthcoming. Also within the past year, the company acquired rival studio Summit Entertainment, giving it control of the blockbuster Twilight franchise.

Lionsgate also expanded into television over the past several years, producing such hits as Weeds, Mad Men and, most recently, Anger Management.

“When you look at entertainment, you know you’re going to be in for more volatility than other industries,” Gordon says. But I have faith in management, and as they expand and diversify, that volatility should decrease. They’ve been very successful in TV, a business they weren’t even in when the current management team got started.

“At the end of the day, they have to make good creative decisions,” Gordon adds. “So far, they have, and that’s what’s kept us invested.” ■

[Begin Sidebar]
[photo of the United States on a globe]
United States
[End Sidebar]

[photo of a man behind a movie camera]
[Begin Pull Quote]
“At the end of the day, they have to make good creative decisions.”
Gordon Crawford
[photo of Gordon Crawford]
[End Pull Quote]

Summary investment portfolio   September 30, 2012

The following summary investment portfolio is designed to streamline the report and help investors better focus on the fund’s principal holdings. See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
Industry sector diversification	Percent of net assets
Consumer discretionary	17.47%
Health care	14.28
Industrials	11.85
Information technology	11.48
Financials	9.22
Other industries	26.53
Other securities	0.63
Short-term securities & other assets less liabilities	8.54
[end pie chart]

Country diversification	Percent of net assets
United States	44.9%
United Kingdom	7.6
Euro zone*	7.2
China	3.4
India	3.3
Hong Kong	2.7
Canada	2.5
Australia	2.5
Brazil	1.9
Indonesia	1.9
Philippines	1.8
Other countries	11.8
Short-term securities & other assets less liabilities	8.5

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Portugal, Slovenia and Spain.

			Percent
		Value	of net
Common stocks - 90.83%	Shares	(000)	assets

Consumer discretionary - 17.47%
Mr Price Group Ltd.	11,255,613	$170,383	.87
Retail distribution chain based in South Africa.
Virgin Media Inc.	5,062,500	149,040	.76
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
lululemon athletica inc. (1)	1,981,300	146,497	.75
Manufacturer and retailer of yoga-inspired athletic apparel.
Paddy Power PLC	1,681,726	124,760	.63
Betting and gaming company operating primarily in the U.K., Ireland and Australia.
Lions Gate Entertainment Corp. (1) (2)	8,000,000	122,160	.62
Independent motion picture and television producer and distributor.
DSW Inc., Class A	1,587,000	105,885	.54
U.S.-based retailer of footwear and accessories.
Liberty Media Corp., Class A (1)	938,912	97,806	.50
Engaged in the media, communications and entertainment industries.
ASOS PLC (1)	2,269,955	80,532	.41
Global online fashion and beauty retailer.
TOD'S SpA	744,000	80,406	.41
Italian manufacturer of shoes, leather goods and accessories, and apparel.
Chow Sang Sang Holdings International Ltd.	30,189,000	75,141	.38
Jewelery store operator in China, with additional stores in Hong Kong, Macau and Taiwan.
Dollarama Inc.	1,155,000	73,722	.37
Dollar store operator in Canada.
Chipotle Mexican Grill, Inc. (1)	211,700	67,223	.34
Mexican food restaurant chain operating primarily in the U.S. and Canada.
Other securities		2,141,965	10.89
		3,435,520	17.47

Health care - 14.28%
Pharmacyclics, Inc. (1)	3,234,256	208,610	1.06
Biopharmaceutical company focused on the treatment of cancer and immune-mediated diseases.
Regeneron Pharmaceuticals, Inc. (1)	1,329,820	203,010	1.03
Biotechnology company focused on the treatment of serious medical conditions.
Grifols, SA, Class A (1)	3,290,000	108,655	.55
Global manufacturer of health care products, specializing in hemoderivatives.
Sysmex Corp.	1,764,000	84,877	.43
Japan-based manufacturer of medical laboratory testing equipment.
Endo Health Solutions Inc. (1)	2,664,100	84,505	.43
Specialty health care solutions company focused on pain management.
Synageva BioPharma Corp. (1) (2)	1,570,000	83,885	.43
Clinical stage biopharmaceutical company focused on life-threatening rare diseases and unmet medical needs.
Fleury SA, ordinary nominative	6,687,450	79,995	.41
Brazil-based provider of services and solutions for the health care industry.
athenahealth, Inc. (1)	843,121	77,373	.39
Provider of health care business and clinical services for physician practices.
Intuitive Surgical, Inc. (1)	155,000	76,823	.39
Manufacturer of robotic-assisted, minimally invasive surgical systems.
Incyte Corp. (1)	4,177,900	75,411	.38
Biotechnology company focused on developing small molecule drugs for oncology and inflammation.
Cochlear Ltd.	919,910	64,076	.33
Major designer and manufacturer of hearing implants and hearing aids sold around the world.
Other securities		1,660,062	8.45
		2,807,282	14.28

Industrials - 11.85%
Intertek Group PLC	2,645,000	117,029	.60
Provider of business research, consulting and training to the financial services industry.
MTU Aero Engines Holding AG	1,118,000	89,290	.45
Major aircraft engine manufacturer based in Germany.
Chart Industries, Inc. (1)	1,082,171	79,918	.41
Global manufacturer of engineered equipment for cryogenic and heat transfer applications.
ITT Corp.	3,455,500	69,628	.35
Manufacturer of critical components and customized technology solutions for a variety of industries.
MSC Industrial Direct Co., Inc., Class A	1,001,000	67,527	.34
Distributor of industrial maintenance and repair products.
Polypore International, Inc. (1)	1,815,000	64,160	.33
Manufacturer of polymer-based membranes used in separation and filtration processes.
Other securities		1,841,417	9.37
		2,328,969	11.85

Information technology - 11.48%
AAC Technologies Holdings Inc.	49,536,000	178,875	.91
China-based manufacturer of miniature acoustic components.
Hittite Microwave Corp. (1) (2)	1,794,950	99,566	.51
Manufacturer of integrated circuits, modules and subsystems for radio frequency, microwave and millimeter-wave applications.
Cymer, Inc. (1) (2)	1,670,000	85,270	.43
Manufacturer of light sources for advanced semiconductor chips, and crystallization tools for the flat panel display industry.
National Instruments Corp.	3,286,479	82,721	.42
Develops and manufactures hardware and software for test and measurement instrumentation.
SINA Corp. (1)	1,135,000	73,412	.37
Operates Chinese-language Web portals serving China and global Chinese communities.
Vistaprint NV (1) (2)	2,050,000	70,007	.36
Online provider of marketing products and services to micro businesses worldwide.
FactSet Research Systems, Inc.	690,100	66,539	.34
Provides financial and economic data for the investment community.
Other securities		1,600,091	8.14
		2,256,481	11.48

Financials - 9.22%
Onex Corp.	2,637,700	104,102	.53
Private equity investment company based in Canada.
Kotak Mahindra Bank Ltd.	6,370,098	78,351	.40
Financial solutions provider based in India.
Brait SE	20,571,025	72,665	.37
Investment and financial services company mainly serving South Africa.
East West Bancorp, Inc.	3,221,528	68,039	.35
Commercial bank serving consumers and businesses throughout California.
Greenhill & Co., Inc.	1,234,000	63,859	.32
Global investment banking company focused on providing financial advice for various strategic issues.
Other securities		1,426,544	7.25
		1,813,560	9.22

Energy - 7.11%
InterOil Corp. (1) (2)	2,461,200	190,152	.97
Engaged in the exploration and development of oil and natural gas properties in Papua New Guinea.
Ophir Energy PLC (1)	16,717,585	164,133	.83
Oil and gas exploration company with assets in Africa.
African Petroleum Corp. Ltd. (1) (2)	93,646,868	116,568	.59
Oil and gas exploration company focused on offshore West Africa.
Gulf Keystone Petroleum Ltd. (1) (3)	23,310,000	88,362	.45
Oil and gas company operating in the Kurdistan Region of Iraq.
Pacific Rubiales Energy Corp.	3,055,400	73,005	.37
Oil and gas exploration company focused on Colombia, as well as eastern Peru and Guatemala.
Other securities		765,939	3.90
		1,398,159	7.11

Consumer staples - 5.67%
Raia Drogasil SA, ordinary nominative	11,267,812	129,450	.66
Brazil-based retailer of pharmaceutical health care, skin care and personal care products.
PT Sumber Alfaria Trijaya Tbk (2)	219,452,500	126,122	.64
Indonesia-based retailer engaged in the distribution and trading of fast-moving consumer goods.
Super Group Ltd. (2)	44,597,000	79,586	.40
Singapore-based manufacturer of food and beverage products.
Other securities		778,774	3.97
		1,113,932	5.67

Materials - 5.19%
Chr. Hansen Holding A/S	3,856,000	116,182	.59
Denmark-based manufacturer of food cultures and colorings, probiotics, phytonutrients and enzymes for the food, pharmaceutical, nutritional and agricultural industries.
AptarGroup, Inc.	2,087,591	107,949	.55
Manufacturer of dispensing systems for fragrances, pharmaceuticals and personal care products.
James Hardie Industries SE	9,400,000	84,830	.43
Makes building materials including fiber cement, which is used in siding, walls and roofing.
Schweitzer-Mauduit International, Inc. (2)	2,370,000	78,186	.40
Manufacturer of reconstituted tobacco products and specialized paper products.
Kenmare Resources PLC (1)	109,972,782	69,773	.35
Mining and exploration company based in Ireland.
Other securities		563,584	2.87
		1,020,504	5.19

Utilities - 1.91%
ENN Energy Holdings Ltd. (2)	55,644,296	234,302	1.19
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.
Other securities		141,968	.72
		376,270	1.91

Telecommunication services - 1.71%
Telephone and Data Systems, Inc.	2,786,819	71,370	.36
Provides wireless and local telephone services in the U.S.
Other securities		265,420	1.35
		336,790	1.71

Miscellaneous - 4.94%
Other common stocks in initial period of acquisition		971,214	4.94

Total common stocks (cost: $13,861,490,000)		17,858,681	90.83

			Percent
		Value	of net
Preferred stocks - 0.08%		(000)	assets

Financials - 0.08%
Other securities		16,513	.08

Total preferred stocks (cost: $13,738,000)		16,513	.08

			Percent
		Value	of net
Warrants - 0.03%		(000)	assets

Other - 0.03%
Other securities		5,141	.03

Total warrants (cost: $2,399,000)		5,141	.03

			Percent
		Value	of net
Convertible securities - 0.36%		(000)	assets

Other - 0.36%
Other securities		70,598	.36

Total convertible securities (cost: $81,268,000)		70,598	.36

	Principal		Percent
	amount	Value	of net
Bonds & notes - 0.16%	(000)	(000)	assets

Bonds & notes of U.S. government - 0.03%
U.S. Treasury 0.25% 2014	$5,000	5,002	.03

Other - 0.13%
Other securities		26,264	.13

Total bonds & notes (cost: $27,378,000)		31,266	.16

	Principal		Percent
	amount	Value	of net
Short-term securities - 8.50%	(000)	(000)	assets

Fannie Mae 0.10%-0.16% due 10/1/2012-3/20/2013	$336,371	336,256	1.71
U.S. Treasury Bills 0.114%-0.18% due 11/8/2012-5/2/2013	300,000	299,900	1.53
Freddie Mac 0.12%-0.19% due 11/1/2012-4/1/2013	273,600	273,497	1.39
Federal Home Loan Bank 0.115%-0.18% due 10/10/2012-1/18/2013	148,300	148,278	.75
Other securities		613,219	3.12

Total short-term securities (cost: $1,671,102,000)		1,671,150	8.50

Total investment securities (cost: $15,657,375,000)		19,653,349	99.96
Other assets less liabilities		8,011	.04

Net assets		$19,661,360	100.00%

As permitted by U.S. Securities and Exchange Commission regulations, "Miscellaneous" securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Forward currency contracts

The fund has entered into a forward currency contract to sell currency as shown in the following table. The open forward currency contract shown is generally indicative of the level of activity over the prior 12-month period.

			Contract amount			Unrealized
	Settlement date	Counterparty	Receive (000)	Deliver (000)		depreciation at 9/30/2012 (000)

Sales:
Australian dollars	10/31/2012	Barclays Bank PLC	$4,545	A$	4,400	$(5)

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2012, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2012 (000)
ENN Energy Holdings Ltd.	56,813,000	400,000	1,568,704	55,644,296	$2,672	$234,302
InterOil Corp. (1)	2,626,200	-	165,000	2,461,200	-	190,152
PT Sumber Alfaria Trijaya Tbk	274,541,000	-	55,088,500	219,452,500	1,007	126,122
Lions Gate Entertainment Corp. (1)	9,100,000	-	1,100,000	8,000,000	-	122,160
African Petroleum Corp. Ltd. (1)	71,327,100	28,434,000	6,114,232	93,646,868	-	116,568
Hittite Microwave Corp. (1)	2,009,950	135,000	350,000	1,794,950	-	99,566
Cymer, Inc. (1)	-	1,670,000	-	1,670,000	-	85,270
Synageva BioPharma Corp. (1)	-	1,570,000	-	1,570,000	-	83,885
Super Group Ltd.	29,500,000	15,097,000	-	44,597,000	1,652	79,586
Schweitzer-Mauduit International, Inc.	445,000	1,925,000	-	2,370,000	751	78,186
Vistaprint NV (1)	1,670,000	380,000	-	2,050,000	-	70,007
National Financial Partners Corp. (1)	3,174,800	-	-	3,174,800	-	53,654
National Financial Partners Corp. 4.00% convertible notes 2017	$4,000,000	-	-	$4,000,000	160	5,882
ArthroCare Corp. (1)	1,445,400	801,402	437,000	1,809,802	-	58,638
Emeritus Corp. (1)	3,250,000	290,000	810,000	2,730,000	-	57,166
NuVasive, Inc. (1)	1,786,936	705,600	-	2,492,536	-	57,104
Comstock Resources, Inc. (1)	3,078,111	-	-	3,078,111	-	56,576
OpenTable, Inc. (1)	597,069	1,005,000	312,069	1,290,000	-	53,664
Exponent, Inc. (1)	936,400	-	-	936,400	-	53,459
Delticom AG	939,921	7,000	185,420	761,501	3,143	50,885
Goodpack Ltd.	30,060,000	-	-	30,060,000	692	45,438
Goodpack Ltd., warrants, expire 2012 (1)	5,272,000	-	-	5,272,000	-	4,897
Orthofix International NV (1)	1,090,100	20,000	-	1,110,100	-	49,677
Northgate PLC	10,626,805	-	-	10,626,805	500	41,227
SPS Commerce, Inc. (1)	777,000	274,300	-	1,051,300	-	40,444
Achillion Pharmaceuticals, Inc. (1) (4)	3,000,000	4,180,000	3,430,000	3,750,000	-	39,037
Domino's Pizza Enterprises Ltd.	4,002,300	-	400,000	3,602,300	1,091	38,936
Manappuram Finance Ltd.	54,812,814	3,180,000	7,661,828	50,330,986	1,483	37,931
Coupons.com Inc., Series B, convertible preferred (1) (5) (6)	8,191,724	-	-	8,191,724	-	36,945
Iridium Communications Inc. (1)	-	4,206,609	-	4,206,609	-	30,792
Iridium Communications Inc., Series A, convertible preferred (1) (5)	-	60,000	-	60,000	-	6,000
AVEO Pharmaceuticals, Inc. (1)	-	3,387,200	-	3,387,200	-	35,261
Galapagos NV (1)	-	1,554,436	-	1,554,436	-	32,620
XenoPort, Inc. (1)	-	2,792,000	-	2,792,000	-	31,996
CJ CGV Co., Ltd.	1,235,000	-	-	1,235,000	268	31,947
Cox and Kings (India) Ltd.	8,542,900	2,049,100	-	10,592,000	195	27,883
Cox and Kings (India) Ltd. (GDR) (5)	330,000	-	-	330,000	6	869
BrisConnections Unit Trusts (1)	27,300,000	-	10,000	27,290,000	-	27,742
Comfort Systems USA, Inc.	2,476,000	-	-	2,476,000	495	27,063
Falkland Oil and Gas Ltd. (1)	14,225,000	10,000,000	-	24,225,000	-	25,623
Home Loan Servicing Solutions, Ltd.	-	1,546,400	-	1,546,400	805	25,160
Mood Media Corp. (1) (3)	6,375,000	-	-	6,375,000	-	15,563
Mood Media Corp. (CDI) (GBP denominated) (1) (3)	2,375,000	1,335,000	-	3,710,000	-	9,057
Ennis, Inc.	1,733,692	-	261,103	1,472,589	1,061	24,165
Cadence Pharmaceuticals, Inc. (1)	5,042,279	1,328,873	240,683	6,130,469	-	24,031
Standard Parking Corp. (1)	1,048,600	-	-	1,048,600	-	23,520
Quantum Corp. (1)	12,568,897	1,130,200	-	13,699,097	-	22,056
Quantum Corp. 3.50% convertible notes 2015	$4,900,000	-	$4,900,000	-	114	-
Gem Diamonds Ltd. (1)	11,061,300	-	3,711,300	7,350,000	-	20,652
Autoneum Holding AG (1)	298,000	75,780	-	373,780	-	18,798
Frigoglass SAIC (1)	3,052,380	-	-	3,052,380	-	18,632
Houston Wire & Cable Co.	1,678,900	-	-	1,678,900	604	18,065
Greenko Group PLC (1)	7,034,000	2,110,000	-	9,144,000	-	17,719
Douglas Dynamics, Inc.	1,175,000	-	-	1,175,000	964	17,378
Mothercare PLC	2,300,000	2,180,000	-	4,480,000	140	15,753
Home Federal Bancorp, Inc.	1,384,249	-	-	1,384,249	311	15,670
Mahindra Lifespace Developers Ltd.	2,157,380	-	-	2,157,380	234	15,533
Coal of Africa Ltd. (1)	36,442,569	23,250,000	3,958,110	55,734,459	-	13,725
Immersion Corp. (1)	2,254,000	-	-	2,254,000	-	12,329
Powerland AG, non-registered shares	1,200,000	-	-	1,200,000	324	11,834
Bloomsbury Publishing PLC	5,405,000	-	-	5,405,000	445	11,674
Gran Colombia Gold SA (1)	29,495,000	680,000	-	30,175,000	-	11,203
Gran Colombia Gold SA, warrants, expire 2015 (1)	1,086,500	-	-	1,086,500	-	193
bluebird bio, Inc., Series D, convertible preferred (1) (5) (6)	-	22,374,386	-	22,374,386	-	11,149
First Southern Bancorp, Inc. (5) (6)	1,344,915	-	-	1,344,915	6,308	5,958
First Southern Bancorp, Inc., Series C, convertible preferred (5) (6)	2,299	-	-	2,299	4,175	3,775
ValueVision Media, Inc., Class A (1)	3,846,293	29,000	-	3,875,293	-	9,107
Mvelaserve Ltd.	8,572,000	622,800	-	9,194,800	419	8,838
Tilaknager Industries Ltd.	8,890,000	-	-	8,890,000	129	8,764
China High Precision Automation Group Ltd. (5)	63,500,000	3,922,000	-	67,422,000	477	8,625
Petrodorado Energy Ltd. (1)	38,400,000	-	-	38,400,000	-	7,031
U.S. Auto Parts Network, Inc. (1)	1,980,000	-	-	1,980,000	-	6,851
BG Medicine, Inc. (1)	1,462,603	-	43,635	1,418,968	-	5,222
Afferro Mining Inc. (1)	6,460,000	-	-	6,460,000	-	4,955
Green Packet Bhd. (1)	52,599,216	-	17,665,600	34,933,616	-	4,857
Talwalkars Better Value Fitness Ltd.	1,446,000	-	-	1,446,000	32	4,809
Pacific Coal Resources Ltd. (1)	17,000,000	1,280,000	-	18,280,000	-	3,626
Pacific Coal Resources Ltd., warrants, expire 2016 (1)	8,500,000	-	-	8,500,000	-	43
EACOM Timber Corp. (1)	26,200,000	-	-	26,200,000	-	3,198
CEC Unet PLC (1) (5)	35,100,775	-	-	35,100,775	-	-
AAC Technologies Holdings Inc. (7)	50,475,000	10,961,000	11,900,000	49,536,000	2,973	-
Angie's List, Inc. (1) (7)	-	3,289,150	753,960	2,535,190	-	-
Angie's List, Inc., Series D, convertible preferred (7)	282,736	-	282,736	-	-	-
Beacon Roofing Supply, Inc. (1) (7)	2,604,800	11,338	385,900	2,230,238	-	-
BELIMO Holding AG (7)	22,800	8,100	3,750	27,150	1,443	-
Borders & Southern Petroleum PLC (1) (7)	20,265,000	14,000,000	14,000,000	20,265,000	-	-
Brait SE (7)	32,252,268	2,331,433	14,012,676	20,571,025	593	-
CDON Group AB (1) (7)	3,828,000	236,563	2,425,042	1,639,521	-	-
Cline Mining Corp. (1) (7)	14,300,300	-	11,087,804	3,212,496	-	-
Colony Financial, Inc. (7)	1,495,000	200,000	990,500	704,500	1,644	-
Compuware Corp. (1) (7)	11,770,000	-	5,920,000	5,850,000	-	-
Cpl Resources PLC (7)	2,465,986	-	2,465,986	-	84	-
Dialog Semiconductor PLC (1) (7)	2,028,800	2,044,000	1,241,977	2,830,823	-	-
Ellie Mae, Inc. (1) (4) (7)	1,019,700	700,000	1,019,700	700,000	-	-
Exillon Energy PLC (1) (7)	9,619,660	-	1,935,000	7,684,660	-	-
Fluidigm Corp. (7)	1,484,234	-	1,484,234	-	-	-
Gevo, Inc. (1) (7)	1,304,030	975,000	725,000	1,554,030	-	-
Hana Microelectronics PCL (7)	53,925,000	-	23,000,000	30,925,000	1,005	-
Harvest Natural Resources, Inc. (1) (7)	2,035,000	561,922	1,118,187	1,478,735	-	-
Harvest Natural Resources, Inc. 8.25% convertible notes 2013 (7)	$3,000,000	-	$3,000,000	-	222	-
Heritage Oil Ltd. (1) (7)	13,488,000	-	2,860,000	10,628,000	-	-
ICG Group, Inc. (1) (7)	3,096,000	-	1,959,000	1,137,000	-	-
Imagelinx PLC (7)	20,935,714	-	20,935,714	-	-	-
Infotech Enterprises Ltd. (7)	5,680,000	-	5,680,000	-	244	-
Integra LifeSciences Holdings Corp. (1) (7)	1,429,793	-	720,725	709,068	-	-
Jaguar Mining Inc. (7)	5,035,000	-	5,035,000	-	-	-
JSE Ltd. (7)	4,745,245	355,000	5,100,245	-	-	-
Jumbo SA (7)	6,754,932	-	2,357,967	4,396,965	2,751	-
Kapsch TrafficCom AG, non-registered shares (7)	653,561	-	201,671	451,890	432	-
Monster Worldwide, Inc. (1) (7)	5,591,000	1,396,600	4,761,600	2,226,000	-	-
National American University Holdings, Inc. (7)	1,515,000	-	882,779	632,221	144	-
Obtala Resources Ltd. (7)	16,450,000	-	16,450,000	-	-	-
OnMobile Global Ltd. (7)	7,184,110	-	7,184,110	-	-	-
Ophir Energy PLC (1) (7)	17,465,000	2,038,200	2,785,615	16,717,585	-	-
Pace PLC (4) (7)	12,183,500	4,700,000	16,883,500	-	208	-
Pharmacyclics, Inc. (1) (7)	3,845,871	1,221,429	1,833,044	3,234,256	-	-
Pipavav Defence and Offshore Engineering Co. Ltd. (1) (7)	42,066,000	-	23,461,000	18,605,000	-	-
POLYTEC Holding AG, non-registered shares (7)	1,450,500	-	616,131	834,369	550	-
PT Ace Hardware Indonesia Tbk (4) (7)	74,365,500	30,024,500	18,890,000	85,500,000	226	-
QSR Brands Bhd (1) (7)	14,905,000	-	4,500,000	10,405,000	-	-
Real Nutriceutical Group Ltd. (7)	62,800,000	-	23,400,000	39,400,000	264	-
Savient Pharmaceuticals, Inc. (1) (7)	4,294,200	400,000	1,314,200	3,380,000	-	-
Savient Pharmaceuticals, Inc. 4.75% convertible notes 2018 (7)	$820,000	-	-	$820,000	39	-
School Specialty, Inc. (7)	1,153,240	-	1,153,240	-	-	-
SinoTech Energy Ltd. (ADR) (7)	3,820,900	-	3,820,900	-	-	-
Sirius Minerals PLC (1) (7)	56,804,735	-	4,500,000	52,304,735	-	-
Talison Lithium Ltd. (7)	5,354,100	-	5,354,100	-	-	-
					$43,479	$2,804,678

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Security did not produce income during the last 12 months.
(2) Represents an affiliated company as defined under the Investment Company Act of 1940.
(3) Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $695,731,000, which represented 3.54% of the net assets of the fund.

(4) This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2011; it was not publicly disclosed.
(5) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $221,138,000, which represented 1.12% of the net assets of the fund. This amount includes $38,367,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(6) Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date	(000)	(000)	net assets

Coupons.com Inc., Series B, convertible preferred	6/1/2011	$45,000	$36,945	.19%
bluebird bio, Inc., Series D, convertible preferred	7/20/2012	11,149	11,149	.06
First Southern Bancorp, Inc.	12/17/2009	28,378	5,958	.03
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	2,299	3,775	.02
Other restricted securities		79,608	40,830	.20

Total restricted securities		$166,434	$98,657	.50%

(7) Unaffiliated issuer at 9/30/2012.

Key to abbreviations
ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
GBP = British pounds

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2012		(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $13,063,783)	$16,848,671
Affiliated issuers (cost: $2,593,592)	2,804,678	$19,653,349
Cash denominated in currencies other than U.S. dollars
(cost: $5,786)		5,808
Cash		7,100
Receivables for:
Sales of investments	109,646
Sales of fund's shares	15,645
Dividends and interest	26,059	151,350
		19,817,607
Liabilities:
Unrealized depreciation on open forward currency contracts		5
Payables for:
Purchases of investments	99,631
Repurchases of fund's shares	34,552
Investment advisory services	10,265
Services provided by related parties	9,001
Directors' deferred compensation	2,295
Other	498	156,242
Net assets at September 30, 2012		$19,661,360

Net assets consist of:
Capital paid in on shares of capital stock		$16,239,445
Distributions in excess of net investment income		(72,885)
Accumulated net realized loss		(501,148)
Net unrealized appreciation		3,995,948
Net assets at September 30, 2012		$19,661,360

	(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.01 par value (504,279 total shares outstanding)
	Net assets	Shares outstanding	Net asset value per share
Class A	$13,557,079	345,216	$39.27
Class B	214,506	5,806	36.95
Class C	779,397	21,295	36.60
Class F-1	655,211	16,826	38.94
Class F-2	343,659	8,726	39.38
Class 529-A	689,388	17,664	39.03
Class 529-B	29,541	792	37.30
Class 529-C	221,677	5,959	37.20
Class 529-E	37,757	982	38.45
Class 529-F-1	53,071	1,356	39.14
Class R-1	36,916	987	37.40
Class R-2	647,114	17,305	37.39
Class R-3	694,533	18,094	38.39
Class R-4	549,731	14,087	39.03
Class R-5	384,115	9,673	39.71
Class R-6	767,665	19,511	39.34

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2012		(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $12,536;
also includes $42,944 from affiliates)	$246,458
Interest (net of non-U.S. taxes of $4;
also includes $535 from affiliates)	11,096	$257,554

Fees and expenses*:
Investment advisory services	120,413
Distribution services	55,777
Transfer agent services	39,554
Administrative services	3,482
Reports to shareholders	1,436
Registration statement and prospectus	416
Directors' compensation	596
Auditing and legal	211
Custodian	3,311
State and local taxes	255
Other	1,090	226,541
Net investment income		31,013

Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency:
Net realized gain (loss) on:
Investments (net of non-U.S. taxes of $51; also includes $139,088 net loss from affiliates)	685,150
Forward currency contracts	(553)
Currency transactions	(3,624)	680,973
Net unrealized appreciation (depreciation) on:
Investments	3,429,433
Forward currency contracts	(115)
Currency translations	540	3,429,858
Net realized gain and unrealized appreciation
on investments, forward currency contracts and currency		4,110,831
Net increase in net assets resulting
from operations		$4,141,844

(*) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets
		(dollars in thousands)
	Year ended September 30
	2012	2011
Operations:
Net investment income	$31,013	$34,121
Net realized gain on investments, forward currency contracts and currency transactions	680,973	1,751,885
Net unrealized appreciation (depreciation) on investments, forward currency contracts and currency translations	3,429,858	(3,857,115)
Net increase (decrease) in net assets resulting from operations	4,141,844	(2,071,109)

Dividends paid to shareholders from net investment income	(53,307)	(282,965)

Net capital share transactions	(1,481,164)	(724,173)

Total increase (decrease) in net assets	2,607,373	(3,078,247)

Net assets:
Beginning of year	17,053,987	20,132,234
End of year (including distributions in excess of
net investment income: $(72,885) and $(116,505), respectively)	$19,661,360	$17,053,987

See Notes to Financial Statements

Notes to financial statements

1.	Organization

SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world. Shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization may be completed in 2012 or 2013; however, the fund reserves the right to delay the implementation.

The fund has 16 share classes consisting of five retail share classes (Classes A, B and C, as well as two F share classes, F-1 and F-2), five 529 college savings plan share classes (Classes 529-A, 529-B, 529-C, 529-E and 529-F-1) and six retirement plan share classes (Classes R-1, R-2, R-3, R-4, R-5 and R-6). The 529 college savings plan share classes can be used to save for college education. The retirement plan share classes are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are further described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates supplied by one or more pricing vendors on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

3.	Valuation

Capital Research and Management Company (“CRMC”), the fund’s investment adviser, values the fund’s investments at fair value as defined by accounting principles generally accepted in the United States of America. The net asset value of each share class of the fund is generally determined as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund’s investment adviser uses the following methods and inputs to establish the fair value of the fund’s assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market on which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

When the fund’s investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and ask prices that are reasonably and timely available (or bid prices, if ask prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the fund’s investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days. Forward currency contracts are valued at the mean of representative quoted bid and ask prices, generally based on prices supplied by one or more pricing vendors.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the fund’s investment adviser are fair valued as determined in good faith under fair value guidelines adopted by authority of the fund’s board of directors as further described below. The investment adviser follows fair valuation guidelines, consistent with U.S. Securities and Exchange Commission rules and guidance, to consider relevant principles and factors when making fair value determinations. The investment adviser considers relevant indications of value that are reasonably and timely available to it in determining the fair value to be assigned to a particular security, such as the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. In addition, the closing prices of equity securities that trade in markets outside U.S. time zones may be adjusted to reflect significant events that occur after the close of local trading but before the net asset value of each share class of the fund is determined. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Processes and structure– The fund’s board of directors has delegated authority to the fund’s investment adviser to make fair value determinations, subject to board oversight. The investment adviser has established a Joint Fair Valuation Committee (the “Fair Valuation Committee”) to administer, implement and oversee the fair valuation process, and to make fair value decisions. The Fair Valuation Committee regularly reviews its own fair value decisions, as well as decisions made under its standing instructions to the investment adviser’s valuation teams. The Fair Valuation Committee reviews changes in fair value measurements from period to period and may, as deemed appropriate, update the fair valuation guidelines to better reflect the results of back testing and address new or evolving issues. The Fair Valuation Committee reports any changes to the fair valuation guidelines to the board of directors with supplemental information to support the changes. The fund’s board and audit committee also regularly review reports that describe fair value determinations and methods.

The fund’s investment adviser has also established a Fixed-Income Pricing Review Group to administer and oversee the fixed-income valuation process, including the use of fixed-income pricing vendors. This group regularly reviews pricing vendor information and market data. Pricing decisions, processes and controls over security valuation are also subject to additional internal reviews, including an annual control self-evaluation program facilitated by the investment adviser’s compliance group.

Classifications – The fund’s investment adviser classifies the fund’s assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Certain securities trading outside the U.S. may transfer between Level 1 and Level 2 due to valuation adjustments resulting from significant market movements following the close of local trading. Level 3 values are based on significant unobservable inputs that reflect the investment adviser’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following tables present the fund’s valuation levels as of September 30, 2012 (dollars in thousands):

	Investment securities
	Level 1(*)	Level 2	Level 3	Total
Assets:
Common stocks:
Consumer discretionary	$3,432,628	$869	$2,023	$3,435,520
Health care	2,807,282	-	-	2,807,282
Industrials	2,328,969	-	-	2,328,969
Information technology	2,247,821	-	8,660	2,256,481
Financials	1,793,375	-	20,185	1,813,560
Energy	1,398,156	-	3	1,398,159
Consumer staples	1,085,905	28,027	-	1,113,932
Materials	1,010,833	7,887	1,784	1,020,504
Utilities	376,270	-	-	376,270
Telecommunication services	257,862	58,928	20,000	336,790
Miscellaneous	956,316	6,159	8,739	971,214
Preferred stocks	-	16,513	-	16,513
Warrants	5,136	-	5	5,141
Convertible securities	-	18,729	51,869	70,598
Bonds & notes	-	31,266	-	31,266
Short-term securities	-	1,671,150	-	1,671,150
Total	$17,700,553	$1,839,528	$113,268	$19,653,349

	Other investments(†)
	Level 1	Level 2	Level 3	Total
Liabilities:
Unrealized depreciation on open forward currency contracts	$-	$(5)	$-	$(5)

(*) Securities with a market value of $6,440,867,000, which represented 32.76% of the net assets of the fund, transferred from Level 2 to Level 1 since the prior fiscal year-end, primarily due to a lack of significant market movements following the close of local trading.

(†) Forward currency contracts are not included in the investment portfolio.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions – The prices of, and the income generated by, the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks – Growth-oriented stocks may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies – Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies than about larger companies. In addition, the prices of these stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. – Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social, economic or market developments or instability in the countries or regions in which the issuer operates. These securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in emerging and developing countries.

Management – The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the methods and analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its investment results to lag relevant benchmarks or other funds with similar objectives.

5.	Certain investment techniques

Loan transactions – The fund has entered into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

Forward currency contracts - The fund has entered into forward currency contracts, which represent agreements to exchange currencies on specific future dates at predetermined rates. The fund’s investment adviser uses forward currency contracts to manage the fund’s exposure to changes in exchange rates. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from possible movements in exchange rates.

On a daily basis, the fund’s investment adviser values forward currency contracts based on the applicable exchange rates and records unrealized appreciation or depreciation for open forward currency contracts in the fund’s statement of assets and liabilities. Realized gains or losses are recorded at the time the forward currency contract is closed or offset by another contract with the same broker for the same settlement date and currency. Closed forward currency contracts that have not reached their settlement date are included in the respective receivables or payables for closed forward currency contracts in the fund’s statement of assets and liabilities. Net realized gains or losses from closed forward currency contracts and net unrealized appreciation or depreciation from open forward currency contracts are recorded in the fund’s statement of operations.

Collateral – To reduce the risk to counterparties of forward currency contracts, the fund has entered into a collateral program with certain counterparties. The program calls for the fund to either receive or pledge collateral based on the net unrealized gain or loss on unsettled forward currency contracts by counterparty. The purpose of the collateral is to cover potential losses that could occur in the event that either party can not meet its contractual obligations.

6.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2012, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2008, by state tax authorities for tax years before 2007 and by tax authorities outside the U.S. for tax years before 2005.

Non-U.S. taxation – Dividend and interest income are recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.; deferred expenses; cost of investments sold; net capital losses; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2012, the fund reclassified $66,071,000 from accumulated net realized loss to distributions in excess of net investment income; and $157,000 from distributions in excess of net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after September 30, 2011, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

As of September 30, 2012, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

(dollars in thousands)
Undistributed ordinary income	$228,843
Capital loss carryforward expiring 2018*	(476,072)
Gross unrealized appreciation on investment securities	5,158,883
Gross unrealized depreciation on investment securities	(1,487,415)
Net unrealized appreciation on investment securities	3,671,468
Cost of investment securities	15,981,881

*Reflects the utilization of capital loss carryforward of $616,610,000. The capital loss carryforward will be used to offset any capital gains realized by the fund in future years through the expiration date. The fund will not make distributions from capital gains while a capital loss carryforward remains.

Tax-basis distributions paid to shareholders from ordinary income were as follows (dollars in thousands):

	Year ended September 30
Share class	2012	2011
Class A	$38,933	$210,258
Class B	-	2,673
Class C	-	7,653
Class F-1	1,913	10,417
Class F-2	1,886	4,577
Class 529-A	1,827	8,269
Class 529-B	-	297
Class 529-C	-	1,537
Class 529-E	6	393
Class 529-F-1	243	789
Class R-1	-	384
Class R-2	-	5,629
Class R-3	-	8,347
Class R-4	1,787	7,568
Class R-5	2,345	6,317
Class R-6	4,367	7,857
Total	$53,307	$282,965

7.	Fees and transactions with related parties

CRMC, the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services – The fund has an investment advisory and service agreement with CRMC that provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2012, the investment advisory services fee was $120,413,000, which was equivalent to an annualized rate of 0.641% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has plans of distribution for all share classes, except Class F-2, R-5 and R-6 shares. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Class A and 529-A shares, distribution-related expenses include the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These share classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2012, there were no unreimbursed expenses subject to reimbursement for Class A or 529-A shares.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a shareholder services agreement with AFS under which the fund compensates AFS for providing transfer agent services to each of the fund’s share classes. These services include recordkeeping, shareholder communications and transaction processing. In addition, the fund reimburses AFS for amounts paid to third parties for performing transfer agent services on behalf of fund shareholders.

During the period October 1, 2011, through December 31, 2011, only Class A and B shares were subject to the shareholder services agreement with AFS. During this period, AFS and other third parties were compensated for providing transfer agent services to Class C, F, 529 and R shares through the fees paid by the fund to CRMC under the fund’s administrative services agreement with CRMC as described in the administrative services section below; CRMC paid for any transfer agent services expenses in excess of 0.10% of the respective average daily net assets of each of such share classes.

Effective January 1, 2012, the shareholder services agreement with AFS was modified to include Class C, F, 529 and R shares and payment for transfer agent services for such classes under the administrative services agreement terminated. Under this structure, transfer agent services expenses for some classes may exceed 0.10% of average daily net assets, resulting in an increase in expenses paid by some share classes.

For the year ended September 30, 2012, the total transfer agent services fee paid under these agreements was $39,554,000, of which $38,207,000 was paid by the fund to AFS and $1,347,000 was paid by the fund to CRMC through its administrative services agreement with the fund. Amounts paid to CRMC by the fund were then paid by CRMC to AFS and other third parties.

Administrative services – The fund has an administrative services agreement with CRMC under which the fund compensates CRMC for providing administrative services to Class A, C, F, 529 and R shares. These services include, but are not limited to, coordinating, monitoring, assisting and overseeing third parties that provide services to fund shareholders.

During the period October 1, 2011, through December 31, 2011, the agreement applied only to Class C, F, 529 and R shares. The agreement also required CRMC to arrange for the provision of transfer agent services for such share classes, which paid CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) of their respective average daily net assets. During this period, up to 0.05% of these fees were used to compensate CRMC for performing administrative services; all other amounts paid under this agreement were used to compensate AFS and other third parties for transfer agent services.

Effective January 1, 2012, the administrative services agreement with CRMC was modified to include Class A shares. Under the revised agreement, Class A shares pay an annual fee of 0.01% and Class C, F, 529 and R shares pay an annual fee of 0.05% of their respective average daily net assets to CRMC for administrative services. Fees for transfer agent services are no longer included as part of the administrative services fee paid by the fund to CRMC.

For the year ended September 30, 2012, total fees paid to CRMC for performing administrative services were $3,482,000.

529 plan services – Each 529 share class is subject to service fees to compensate the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. The fee is included in other expenses on the accompanying financial statements. The Commonwealth of Virginia is not considered a related party.

Class-specific expenses under the agreements described above for the year ended September 30, 2012, were as follows (dollars in thousands):

Share class	Distribution services	Transfer agent services	Administrative services	529 plan services
Class A	$30,594	$29,547	$993	Not applicable
Class B	2,453	569	Not applicable	Not applicable
Class C	7,685	1,720	244	Not applicable
Class F-1	1,553	995	231	Not applicable
Class F-2	Not applicable	319	149	Not applicable
Class 529-A	1,290	1,070	275	$629
Class 529-B	333	66	14	34
Class 529-C	2,084	386	91	209
Class 529-E	176	45	16	35
Class 529-F-1	-	83	21	49
Class R-1	367	52	20	Not applicable
Class R-2	4,684	2,676	320	Not applicable
Class R-3	3,277	1,322	341	Not applicable
Class R-4	1,281	518	270	Not applicable
Class R-5	Not applicable	180	181	Not applicable
Class R-6	Not applicable	6	316	Not applicable
Total class-specific expenses	$55,777	$39,554	$3,482	$956

Directors’ deferred compensation – Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $596,000, shown on the accompanying financial statements, includes $415,000 in current fees (either paid in cash or deferred) and a net increase of $181,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

8.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales(*)		Reinvestments of dividends			Repurchases(*)		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares		Amount	Shares	Amount	Shares
Year ended September 30, 2012
Class A	$1,129,356	31,144	$38,004	1,143		$(2,385,076)	(66,322)	$(1,217,716)	(34,035)
Class B	6,271	183	-	-		(112,865)	(3,323)	(106,594)	(3,140)
Class C	77,342	2,274	-	-		(188,550)	(5,607)	(111,208)	(3,333)
Class F-1	161,169	4,494	1,888	58		(227,868)	(6,443)	(64,811)	(1,891)
Class F-2	84,080	2,327	1,659	50		(75,430)	(2,093)	10,309	284
Class 529-A	91,331	2,547	1,827	55		(80,519)	(2,248)	12,639	354
Class 529-B	936	27	-	-		(14,974)	(438)	(14,038)	(411)
Class 529-C	28,268	822	-	-		(36,326)	(1,062)	(8,058)	(240)
Class 529-E	4,601	131	6	-	†	(5,377)	(152)	(770)	(21)
Class 529-F-1	10,007	279	241	7		(10,405)	(293)	(157)	(7)
Class R-1	8,012	232	-	-		(13,756)	(399)	(5,744)	(167)
Class R-2	155,041	4,478	-	-		(224,117)	(6,504)	(69,076)	(2,026)
Class R-3	194,396	5,494	-	-		(228,474)	(6,466)	(34,078)	(972)
Class R-4	167,985	4,674	1,787	54		(171,407)	(4,762)	(1,635)	(34)
Class R-5	82,196	2,246	2,339	70		(91,255)	(2,512)	(6,720)	(196)
Class R-6	188,508	5,258	4,365	131		(56,380)	(1,542)	136,493	3,847
Total net increase (decrease)	$2,389,499	66,610	$52,116	1,568		$(3,922,779)	(110,166)	$(1,481,164)	(41,988)

Year ended September 30, 2011
Class A	$1,922,326	50,077	$203,807	5,292		$(3,014,552)	(79,055)	$(888,419)	(23,686)
Class B	24,791	681	2,622	72		(127,584)	(3,527)	(100,171)	(2,774)
Class C	171,892	4,755	7,422	205		(216,944)	(6,076)	(37,630)	(1,116)
Class F-1	260,253	6,850	9,871	259		(254,515)	(6,801)	15,609	308
Class F-2	137,267	3,565	3,911	101		(78,246)	(2,059)	62,932	1,607
Class 529-A	130,579	3,422	8,269	215		(64,866)	(1,714)	73,982	1,923
Class 529-B	3,244	88	297	8		(14,777)	(405)	(11,236)	(309)
Class 529-C	44,815	1,217	1,536	42		(27,072)	(745)	19,279	514
Class 529-E	7,209	191	393	10		(3,528)	(95)	4,074	106
Class 529-F-1	13,390	349	789	21		(12,312)	(326)	1,867	44
Class R-1	14,215	388	380	10		(18,364)	(501)	(3,769)	(103)
Class R-2	206,507	5,625	5,628	152		(264,845)	(7,196)	(52,710)	(1,419)
Class R-3	257,737	6,846	8,344	221		(263,153)	(7,031)	2,928	36
Class R-4	185,035	4,848	7,564	198		(173,952)	(4,563)	18,647	483
Class R-5	133,964	3,502	6,301	163		(127,944)	(3,385)	12,321	280
Class R-6	185,314	4,927	7,857	204		(35,048)	(917)	158,123	4,214
Total net increase (decrease)	$3,698,538	97,331	$274,991	7,173		$(4,697,702)	(124,396)	$(724,173)	(19,892)

(*)Includes exchanges between share classes of the fund.
(†)Amount less than one thousand.

9.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $5,973,739,000 and $7,422,146,000, respectively, during the year ended September 30, 2012.

Financial highlights

		Income (loss) from investment operations(1)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(2) (3)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(3)	Ratio of net income (loss) to average net assets(3)
Class A:
Year ended 9/30/2012	$31.45	$.08	$7.85	$7.93	$(.11)	$-	$(.11)	$39.27	25.26%	$13,557	1.14%	1.14%	.23%
Year ended 9/30/2011	35.82	.09	(3.94)	(3.85)	(.52)	-	(.52)	31.45	(11.01)	11,926	1.09	1.09	.23
Year ended 9/30/2010	30.26	.14	5.62	5.76	(.20)	-	(.20)	35.82	19.11	14,432	1.13	1.13	.43
Year ended 9/30/2009	28.46	.19	1.61	1.80	-	-	-	30.26	6.32	12,814	1.25	1.24	.82
Year ended 9/30/2008	47.43	.31	(14.35)	(14.04)	(.76)	(4.17)	(4.93)	28.46	(32.77)	13,453	1.07	1.01	.80
Class B:
Year ended 9/30/2012	29.72	(.20)	7.43	7.23	-	-	-	36.95	24.33	214	1.90	1.90	(.58)
Year ended 9/30/2011	33.87	(.20)	(3.71)	(3.91)	(.24)	-	(.24)	29.72	(11.68)	266	1.86	1.86	(.55)
Year ended 9/30/2010	28.66	(.11)	5.32	5.21	-	-	-	33.87	18.18	397	1.89	1.89	(.37)
Year ended 9/30/2009	27.16	.01	1.49	1.50	-	-	-	28.66	5.52	428	2.02	2.00	.06
Year ended 9/30/2008	45.49	.01	(13.72)	(13.71)	(.45)	(4.17)	(4.62)	27.16	(33.27)	495	1.83	1.77	.03
Class C:
Year ended 9/30/2012	29.44	(.19)	7.35	7.16	-	-	-	36.60	24.32	779	1.93	1.93	(.56)
Year ended 9/30/2011	33.61	(.19)	(3.69)	(3.88)	(.29)	-	(.29)	29.44	(11.70)	725	1.86	1.86	(.53)
Year ended 9/30/2010	28.44	(.10)	5.28	5.18	(.01)	-	(.01)	33.61	18.19	865	1.88	1.88	(.32)
Year ended 9/30/2009	26.93	.03	1.48	1.51	-	-	-	28.44	5.64	738	1.94	1.92	.13
Year ended 9/30/2008	45.18	.01	(13.63)	(13.62)	(.46)	(4.17)	(4.63)	26.93	(33.31)	754	1.86	1.79	.02
Class F-1:
Year ended 9/30/2012	31.18	.09	7.78	7.87	(.11)	-	(.11)	38.94	25.30	655	1.12	1.12	.25
Year ended 9/30/2011	35.53	.10	(3.92)	(3.82)	(.53)	-	(.53)	31.18	(11.02)	583	1.08	1.08	.25
Year ended 9/30/2010	30.03	.15	5.57	5.72	(.22)	-	(.22)	35.53	19.16	654	1.10	1.10	.46
Year ended 9/30/2009	28.21	.21	1.61	1.82	-	-	-	30.03	6.45	543	1.14	1.13	.94
Year ended 9/30/2008	47.08	.31	(14.23)	(13.92)	(.78)	(4.17)	(4.95)	28.21	(32.77)	627	1.07	1.01	.82
Class F-2:
Year ended 9/30/2012	31.54	.20	7.86	8.06	(.22)	-	(.22)	39.38	25.69	344	.83	.83	.55
Year ended 9/30/2011	35.93	.20	(3.96)	(3.76)	(.63)	-	(.63)	31.54	(10.79)	266	.82	.82	.53
Year ended 9/30/2010	30.39	.25	5.63	5.88	(.34)	-	(.34)	35.93	19.46	246	.81	.81	.78
Year ended 9/30/2009	28.47	.23	1.69	1.92	-	-	-	30.39	6.78	158	.87	.87	.91
Period from 8/1/2008 to 9/30/2008(4)	33.66	.08	(5.27)	(5.19)	-	-	-	28.47	(15.42)	8	.14	.13	.26
Class 529-A:
Year ended 9/30/2012	31.27	.07	7.80	7.87	(.11)	-	(.11)	39.03	25.22	689	1.19	1.19	.19
Year ended 9/30/2011	35.63	.08	(3.92)	(3.84)	(.52)	-	(.52)	31.27	(11.05)	541	1.14	1.14	.20
Year ended 9/30/2010	30.13	.13	5.58	5.71	(.21)	-	(.21)	35.63	19.06	548	1.16	1.16	.41
Year ended 9/30/2009	28.32	.19	1.62	1.81	-	-	-	30.13	6.39	421	1.22	1.21	.84
Year ended 9/30/2008	47.23	.29	(14.28)	(13.99)	(.75)	(4.17)	(4.92)	28.32	(32.79)	371	1.11	1.05	.78
Class 529-B:
Year ended 9/30/2012	30.03	(.23)	7.50	7.27	-	-	-	37.30	24.21	30	2.01	2.01	(.68)
Year ended 9/30/2011	34.23	(.23)	(3.76)	(3.99)	(.21)	-	(.21)	30.03	(11.78)	36	1.95	1.95	(.63)
Year ended 9/30/2010	28.98	(.13)	5.38	5.25	-	-	-	34.23	18.12	52	1.97	1.97	(.44)
Year ended 9/30/2009	27.47	.01	1.50	1.51	-	-	-	28.98	5.50	51	2.05	2.03	.02
Year ended 9/30/2008	45.96	(.02)	(13.89)	(13.91)	(.41)	(4.17)	(4.58)	27.47	(33.35)	49	1.93	1.87	(.05)
Class 529-C:
Year ended 9/30/2012	29.95	(.21)	7.46	7.25	-	-	-	37.20	24.21	222	2.00	2.00	(.62)
Year ended 9/30/2011	34.19	(.22)	(3.76)	(3.98)	(.26)	-	(.26)	29.95	(11.77)	186	1.94	1.94	(.61)
Year ended 9/30/2010	28.94	(.12)	5.37	5.25	-	-	-	34.19	18.10	194	1.97	1.97	(.40)
Year ended 9/30/2009	27.43	.01	1.50	1.51	-	-	-	28.94	5.54	155	2.04	2.03	.02
Year ended 9/30/2008	45.92	(.01)	(13.89)	(13.90)	(.42)	(4.17)	(4.59)	27.43	(33.36)	140	1.93	1.86	(.04)
Class 529-E:
Year ended 9/30/2012	30.79	(.03)	7.70	7.67	(.01)	-	(.01)	38.45	24.90	38	1.45	1.45	(.07)
Year ended 9/30/2011	35.11	(.03)	(3.87)	(3.90)	(.42)	-	(.42)	30.79	(11.32)	31	1.43	1.43	(.08)
Year ended 9/30/2010	29.70	.04	5.50	5.54	(.13)	-	(.13)	35.11	18.71	31	1.46	1.46	.11
Year ended 9/30/2009	28.00	.12	1.58	1.70	-	-	-	29.70	6.07	25	1.52	1.51	.54
Year ended 9/30/2008	46.76	.18	(14.15)	(13.97)	(.62)	(4.17)	(4.79)	28.00	(33.01)	22	1.42	1.35	.47

Class 529-F-1:
Year ended 9/30/2012	$31.35	$.14	$7.83	$7.97	$(.18)	$-	$(.18)	$39.14	25.51%	$53	.99%	.99%	.39%
Year ended 9/30/2011	35.72	.15	(3.94)	(3.79)	(.58)	-	(.58)	31.35	(10.90)	43	.94	.94	.40
Year ended 9/30/2010	30.20	.20	5.59	5.79	(.27)	-	(.27)	35.72	19.31	47	.95	.95	.62
Year ended 9/30/2009	28.33	.24	1.63	1.87	-	-	-	30.20	6.60	35	1.02	1.01	1.04
Year ended 9/30/2008	47.24	.37	(14.28)	(13.91)	(.83)	(4.17)	(5.00)	28.33	(32.66)	30	.92	.85	.98
Class R-1:
Year ended 9/30/2012	30.07	(.17)	7.50	7.33	-	-	-	37.40	24.38	37	1.86	1.86	(.50)
Year ended 9/30/2011	34.32	(.19)	(3.77)	(3.96)	(.29)	-	(.29)	30.07	(11.68)	35	1.84	1.84	(.52)
Year ended 9/30/2010	29.05	(.09)	5.39	5.30	(.03)	-	(.03)	34.32	18.25	43	1.87	1.87	(.30)
Year ended 9/30/2009	27.51	.02	1.52	1.54	-	-	-	29.05	5.60	36	1.94	1.93	.11
Year ended 9/30/2008	46.04	.02	(13.91)	(13.89)	(.47)	(4.17)	(4.64)	27.51	(33.29)	28	1.84	1.77	.05
Class R-2:
Year ended 9/30/2012	30.07	(.18)	7.50	7.32	-	-	-	37.39	24.34	647	1.89	1.89	(.52)
Year ended 9/30/2011	34.30	(.20)	(3.76)	(3.96)	(.27)	-	(.27)	30.07	(11.72)	581	1.86	1.86	(.54)
Year ended 9/30/2010	29.03	(.11)	5.38	5.27	-	-	-	34.30	18.19	712	1.93	1.93	(.37)
Year ended 9/30/2009	27.55	(.02)	1.50	1.48	-	-	-	29.03	5.37	603	2.15	2.14	(.09)
Year ended 9/30/2008	46.13	(.01)	(13.95)	(13.96)	(.45)	(4.17)	(4.62)	27.55	(33.36)	494	1.94	1.86	(.04)
Class R-3:
Year ended 9/30/2012	30.73	(.02)	7.68	7.66	-	-	-	38.39	24.92	694	1.42	1.42	(.05)
Year ended 9/30/2011	35.03	(.03)	(3.84)	(3.87)	(.43)	-	(.43)	30.73	(11.28)	586	1.41	1.41	(.08)
Year ended 9/30/2010	29.64	.04	5.49	5.53	(.14)	-	(.14)	35.03	18.71	667	1.44	1.44	.13
Year ended 9/30/2009	27.94	.12	1.58	1.70	-	-	-	29.64	6.05	534	1.53	1.51	.53
Year ended 9/30/2008	46.68	.18	(14.12)	(13.94)	(.63)	(4.17)	(4.80)	27.94	(32.99)	435	1.42	1.35	.48
Class R-4:
Year ended 9/30/2012	31.25	.11	7.80	7.91	(.13)	-	(.13)	39.03	25.38	550	1.08	1.08	.30
Year ended 9/30/2011	35.60	.10	(3.91)	(3.81)	(.54)	-	(.54)	31.25	(10.98)	441	1.07	1.07	.26
Year ended 9/30/2010	30.12	.15	5.58	5.73	(.25)	-	(.25)	35.60	19.15	486	1.09	1.09	.48
Year ended 9/30/2009	28.29	.20	1.63	1.83	-	-	-	30.12	6.47	378	1.14	1.13	.88
Year ended 9/30/2008	47.20	.32	(14.29)	(13.97)	(.77)	(4.17)	(4.94)	28.29	(32.78)	236	1.07	1.01	.84
Class R-5:
Year ended 9/30/2012	31.80	.22	7.93	8.15	(.24)	-	(.24)	39.71	25.77	384	.78	.78	.60
Year ended 9/30/2011	36.21	.22	(3.99)	(3.77)	(.64)	-	(.64)	31.80	(10.74)	314	.77	.77	.56
Year ended 9/30/2010	30.60	.26	5.66	5.92	(.31)	-	(.31)	36.21	19.50	347	.78	.78	.79
Year ended 9/30/2009	28.64	.28	1.68	1.96	-	-	-	30.60	6.84	260	.82	.80	1.26
Year ended 9/30/2008	47.70	.44	(14.45)	(14.01)	(.88)	(4.17)	(5.05)	28.64	(32.57)	440	.77	.70	1.17
Class R-6:
Year ended 9/30/2012	31.52	.24	7.84	8.08	(.26)	-	(.26)	39.34	25.79	768	.73	.73	.67
Year ended 9/30/2011	35.89	.24	(3.96)	(3.72)	(.65)	-	(.65)	31.52	(10.68)	494	.72	.72	.64
Year ended 9/30/2010	30.31	.27	5.62	5.89	(.31)	-	(.31)	35.89	19.57	411	.73	.73	.84
Period from 5/1/2009 to 9/30/2009(4)	22.33	.13	7.85	7.98	-	-	-	30.31	35.74	317	.33	.33	.51

	Year ended September 30
	2012	2011	2010	2009	2008
Portfolio turnover rate for all share classes	35%	39%	45%	56%	50%

(1)Based on average shares outstanding.
(2)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(3)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

(4)Based on operations for the period shown and, accordingly, is not representative of a full year.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of SMALLCAP World Fund, Inc. (the “Fund”), including the summary investment portfolio, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 9, 2012

Expense example
    unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (April 1, 2012, through September 30, 2012).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2012	Ending account value 9/30/2012	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,012.38	$5.68	1.13%
Class A -- assumed 5% return	1,000.00	1,019.35	5.70	1.13
Class B -- actual return	1,000.00	1,008.74	9.44	1.88
Class B -- assumed 5% return	1,000.00	1,015.60	9.47	1.88
Class C -- actual return	1,000.00	1,008.55	9.74	1.94
Class C -- assumed 5% return	1,000.00	1,015.30	9.77	1.94
Class F-1 -- actual return	1,000.00	1,012.48	5.74	1.14
Class F-1 -- assumed 5% return	1,000.00	1,019.30	5.76	1.14
Class F-2 -- actual return	1,000.00	1,014.15	4.13	.82
Class F-2 -- assumed 5% return	1,000.00	1,020.90	4.14	.82
Class 529-A -- actual return	1,000.00	1,012.20	6.04	1.20
Class 529-A -- assumed 5% return	1,000.00	1,019.00	6.06	1.20
Class 529-B -- actual return	1,000.00	1,008.11	10.04	2.00
Class 529-B -- assumed 5% return	1,000.00	1,015.00	10.08	2.00
Class 529-C -- actual return	1,000.00	1,008.12	10.04	2.00
Class 529-C -- assumed 5% return	1,000.00	1,015.00	10.08	2.00
Class 529-E -- actual return	1,000.00	1,010.77	7.29	1.45
Class 529-E -- assumed 5% return	1,000.00	1,017.75	7.31	1.45
Class 529-F-1 -- actual return	1,000.00	1,013.45	4.98	.99
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.05	5.00	.99
Class R-1 -- actual return	1,000.00	1,008.90	9.29	1.85
Class R-1 -- assumed 5% return	1,000.00	1,015.75	9.32	1.85
Class R-2 -- actual return	1,000.00	1,008.63	9.44	1.88
Class R-2 -- assumed 5% return	1,000.00	1,015.60	9.47	1.88
Class R-3 -- actual return	1,000.00	1,011.08	7.14	1.42
Class R-3 -- assumed 5% return	1,000.00	1,017.90	7.16	1.42
Class R-4 -- actual return	1,000.00	1,012.98	5.38	1.07
Class R-4 -- assumed 5% return	1,000.00	1,019.65	5.40	1.07
Class R-5 -- actual return	1,000.00	1,014.31	3.88	.77
Class R-5 -- assumed 5% return	1,000.00	1,021.15	3.89	.77
Class R-6 -- actual return	1,000.00	1,014.42	3.63	.72
Class R-6 -- assumed 5% return	1,000.00	1,021.40	3.64	.72

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 366 (to reflect the one-half year period).

           unaudited

We are required to advise you of the federal tax status of certain distributions received by shareholders during the fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2012:

Foreign taxes	$0.02 per share
Foreign source income	$0.38 per share
Qualified dividend income	100%
Corporate dividends received deduction	$64,993,000
U.S. government income that may be exempt from state taxation	$1,856,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2013, to determine the calendar year amounts to be included on their 2012 tax returns. Shareholders should consult their tax advisers.

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2013. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement, and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements, as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences between the advisory fees paid by the fund and the advisory fees paid by those clients, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments, and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended			10 years/
September 30, 2012:	1 year	5 years	Life of class1

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares
are sold within six years of purchase	19.33%	–2.14%	10.82%
Not reflecting CDSC	24.33	–1.79	10.82

Class C shares
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	23.32	–1.78	10.65
Not reflecting CDSC	24.32	–1.78	10.65

Class F-1 shares3
Not reflecting annual asset-based fee charged
by sponsoring firm	25.30	–1.00	11.52

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	25.69	—	4.68

Class 529-A shares4
Reflecting 5.75% maximum sales charge	18.01	–2.22	10.83
Not reflecting maximum sales charge	25.22	–1.06	11.48

Class 529-B shares2,4
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	19.21	–2.22	10.73
Not reflecting CDSC	24.21	–1.87	10.73

Class 529-C shares4
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	23.21	–1.86	10.55
Not reflecting CDSC	24.21	–1.86	10.55

Class 529-E shares3,4	24.90	–1.35	11.13

Class 529-F-1 shares3,4
Not reflecting annual asset-based fee charged
by sponsoring firm	25.51	–0.86	11.61

1Applicable to Class F-2 shares only. All other share classes reflect 10-year results.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. When applicable, investment results reflect fee waivers, without which results would have been lower. Visit americanfunds.com for more information.

For information regarding the differences among the various share classes, refer to the fund prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Ronald P. Badie, 69	2010	Retired; former Vice Chairman, Deutsche Bank
		Alex. Brown

Joseph C. Berenato, 66	2000	Former Chairman and CEO, Ducommun

Chairman of the Board		Incorporated (aerospace components manufacturer)
(Independent and Non-Executive)

Louise H. Bryson, 68	2010	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Robert J. Denison, 71	2010	Chair, First Security Management (private investment)

Mary Anne Dolan, 65	2008	Founder and President, MAD Ink
10 (communications
		company)

Robert A. Fox, 75	2010	Managing General Partner, Fox Investments LP;
		corporate director

John G. Freund, 59	2000	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 65	1995	Retired; former Treasurer, The Washington Post
		Company

William H. Kling, 70	1990	President Emeritus, American Public Media

John G. McDonald, 75	2010	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Christopher E. Stone, 56	2007	President, Open Society Foundations; former
		Professor of the Practice of Criminal Justice, John F.
		Kennedy School of Government, Harvard University

“Independent” directors1
	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Ronald P. Badie, 69	3	Amphenol Corporation; Nautilus, Inc.;
		Obagi Medical Products, Inc.

Joseph C. Berenato, 66	6	None
Chairman of the Board
(Independent and Non-Executive)

Louise H. Bryson, 68	7	None

Robert J. Denison, 71	6	None

Mary Anne Dolan, 65	10	None

Robert A. Fox, 75	9	None

John G. Freund, 59	3	Mako Surgical Corporation; XenoPort, Inc.

Leonade D. Jones, 65	9	None

William H. Kling, 70	10	None

John G. McDonald, 75	13	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Christopher E. Stone, 56	6	None

“Interested” directors5,6
	Year first
	elected a
	director or	Principal occupation(s) during past five years
Name, age and	officer of	and positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Jonathan Knowles, Ph.D., 51	2000	Director, Capital Research and Management
Vice Chairman of the Board		Company; Senior Vice President — Capital World
		Investors, Capital Research Company7

Gregory W. Wendt, 51	1992	Senior Vice President — Capital Research
President		Global Investors, Capital Research Company;7
		Director, Capital Research and Management
		Company; Director, American Funds Distributors,
		Inc.;7 Director, Capital Management Services, Inc.7

“Interested” directors5,6
	Number of
	portfolios in
	fund complex3
Name, age and	overseen
position with fund	by director	Other directorships4 held by director

Jonathan Knowles, Ph.D., 51	1	None
Vice Chairman of the Board

Gregory W. Wendt, 51	1	None
President

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-4225 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities or the
position with fund	of the fund2	principal underwriter of the fund

Paul F. Roye, 58	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;7 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Brady L. Enright, 45	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

J. Blair Frank, 46	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Lawrence Kymisis, 42	2008	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research Company;7 Director,
		Capital Research Company7

Walter R. Burkley, 46	2007	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Grant L. Cambridge, 50	2001	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company7

Bradford F. Freer, 43	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;7 Director, Capital
		Research Company7

Kristian Stromsoe, 40	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company7

Patrick F. Quan, 54	2010	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 41	2010	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 39	2010	Assistant Vice President — Fund Business
Assistant Secretary		Management Group, Capital Research and
		Management Company

Dori Laskin, 61	2011	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

Neal F. Wellons, 41	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the Investment Company Act of 1940.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 19 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; American Funds Portfolio Series,SM which is composed of eight funds; and American Funds College Target Date Series,SM which is composed of seven funds.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a trustee or director of a public company or a registered investment company.

5“Interested persons” within the meaning of the Investment Company Act of 1940, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6All of the officers listed, except Messrs. Cambridge, Frank, Kymisis and Wendt are officers and/or directors/trustees of one or more of the other funds for which Capital Research and Management Company serves as investment adviser.

7Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2012, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current prospectus or summary prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2012, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

The American Funds difference

Since 1931, American Funds has helped investors pursue long-term investment success. Our consistent approach — in combination with a proven system — has resulted in a superior long-term track record.

Consistent approach

We base our decisions on a long-term perspective because we believe it is the best way to achieve superior long-term investment results. Our portfolio counselors average 25 years of investment experience, including 21 years at our company, reflecting a career commitment to our long-term approach.1

Proven system

Our system combines individual accountability with teamwork. Each fund is divided into portions that are managed by investment professionals with varied backgrounds, ages and investment styles. An extensive global research effort is the backbone of our system.

Superior long-term track record

Our equity funds have beaten their Lipper peer indexes in 91% of 10-year periods and 96% of 20-year periods. Our fixed-income funds have beaten their Lipper indexes in 60% of 10-year periods and 67% of 20-year periods.2 Our fund management fees have been among the lowest in the industry.3

1As of 12/31/11.
2Based on Class A share results for periods through 12/31/11. Periods covered are the shorter of the fund’s lifetime or since the comparable Lipper index inception date.
3Based on management fees for the 20-year period ended 12/31/11 versus comparable Lipper categories, excluding funds of funds.

American Funds span a range of investment objectives

•	Growth funds
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
SMALLCAP World Fund®

•	Growth-and-income funds
American Mutual Fund®
Capital World Growth and Income Fund®
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•	Equity-income funds
Capital Income Builder®
The Income Fund of America®

•	Balanced funds
American Balanced Fund®
American Funds Global Balanced FundSM

•	Bond funds
American Funds Mortgage Fund®
American High-Income Trust®
The Bond Fund of America®
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of America®
U.S. Government Securities Fund®

•	Tax-exempt bond funds
American Funds Short-Term Tax-Exempt Bond Fund®
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of America®
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
American Funds Tax-Exempt Fund of New York®
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•	Money market fund
American Funds Money Market Fund®

•	American Funds Portfolio SeriesSM
American Funds Global Growth PortfolioSM
American Funds Growth PortfolioSM
American Funds Growth and Income PortfolioSM
American Funds Balanced PortfolioSM
American Funds Income PortfolioSM
American Funds Tax-Advantaged Income PortfolioSM
American Funds Preservation PortfolioSM
American Funds Tax-Exempt Preservation PortfolioSM

•	American Funds Target Date Retirement Series®

•	American Funds College Target Date SeriesSM

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEARX-035-1112P

Litho in USA BBC/Q/8067-S33517

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Christopher E. Stone, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2011	$110,000
2012	$118,000

b) Audit-Related Fees:
2011	$ 7,000
2012	$ 6,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 55,000
2012	$ 37,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2011	None
2012	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2011	$ 1,055,000
2012	$ 1,028,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Standards for Attestation Engagements Number 16 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2011	$ 38,000
2012	$ 18,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2011	$ 2,000
2012	$ 2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,701,000 for fiscal year 2011 and $1,613,000 for fiscal year 2012. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®
Investment portfolio

September 30, 2012

Common stocks — 90.83%	Shares	Value (000)

CONSUMER DISCRETIONARY — 17.47%
Mr Price Group Ltd.	11,255,613	$170,383
Virgin Media Inc.	5,062,500	149,040
lululemon athletica inc.1	1,981,300	146,497
Paddy Power PLC	1,681,726	124,760
Lions Gate Entertainment Corp.1,2	8,000,000	122,160
DSW Inc., Class A	1,587,000	105,885
Liberty Media Corp., Class A1	938,912	97,806
ASOS PLC1	2,269,955	80,532
TOD’S SpA	744,000	80,406
Chow Sang Sang Holdings International Ltd.	30,189,000	75,141
Dollarama Inc.	1,155,000	73,722
Chipotle Mexican Grill, Inc.1	211,700	67,223
Tiffany & Co.	947,000	58,600
Jubilant FoodWorks Ltd.1	2,220,098	57,779
L’Occitane International SA	21,662,750	57,272
PT Ace Hardware Indonesia Tbk	85,500,000	54,945
Tesla Motors, Inc.1	1,872,593	54,830
Melco Crown Entertainment Ltd. (ADR)1	4,000,000	53,920
Delticom AG2	761,501	50,885
CTC Media, Inc.	5,204,000	47,408
Minth Group Ltd.	43,046,000	45,411
Stella International Holdings Ltd.	17,665,510	43,560
John Wiley & Sons, Inc., Class A	934,283	42,930
Gourmet Master Co., Ltd.	5,378,472	40,641
Rightmove PLC	1,562,615	39,565
Parkson Retail Asia Ltd.1	33,020,000	39,015
Domino’s Pizza Enterprises Ltd.2	3,602,300	38,936
Gentex Corp.	2,000,000	34,020
Café de Coral Holdings Ltd.	11,698,000	32,813
Domino’s Pizza, Inc.	850,000	32,045
CJ CGV Co., Ltd.2	1,235,000	31,947
Jarden Corp.	575,000	30,383
Group 1 Automotive, Inc.	490,000	29,513
Entertainment One Ltd.1	11,098,282	28,941
Cox and Kings (India) Ltd.2	10,592,000	27,883
Cox and Kings (India) Ltd. (GDR)2,3	330,000	869
Tractor Supply Co.	287,800	28,461
Hyundai Home Shopping Co., Ltd.	256,200	27,662
PT Global Mediacom Tbk	128,138,000	27,449
DreamWorks Animation SKG, Inc., Class A1	1,340,000	25,768
Leggett & Platt, Inc.	990,000	24,799
HUGO BOSS AG	280,231	24,668
Mood Media Corp.1,2,4	6,375,000	15,563
Mood Media Corp. (CDI) (GBP denominated)1,2,4	3,710,000	9,057
CTS Eventim AG	818,600	24,337
Jumbo SA	4,396,965	24,296
Boyd Gaming Corp.1	3,349,000	23,644
Betfair Group PLC	2,015,000	23,623
Golden Eagle Retail Group Ltd.	11,982,000	23,519
Bloomin’ Brands, Inc.1	1,400,000	23,030
Parkson Retail Group Ltd.	26,990,500	22,625
Churchill Downs Inc.	360,000	22,579
QSR Brands Bhd1	10,405,000	22,230
Sportingbet PLC	26,600,000	22,121
Brunswick Corp.	955,000	21,612
Lennar Corp., Class A	619,000	21,523
Domino’s Pizza Group PLC	2,465,000	21,136
Toll Corp.1	634,000	21,068
Ekornes ASA	1,445,850	20,443
Navitas Ltd.	4,625,000	20,245
Signet Jewelers Ltd.	400,000	19,504
Fielmann AG	210,000	19,481
PT Mitra Adiperkasa Tbk	28,873,000	19,309
Zhongsheng Group Holdings Ltd.	15,091,000	18,859
Autoneum Holding AG1,2	373,780	18,798
Wendy’s Co.	4,123,000	18,760
YOOX SpA1	1,438,512	18,412
Penske Automotive Group, Inc.	596,054	17,935
TAKKT AG	1,456,778	17,784
CJ Home Shopping Co., Ltd.	76,100	16,296
Harman International Industries, Inc.	350,000	16,156
Scholastic Corp.	500,000	15,890
Mothercare PLC2	4,480,000	15,753
SodaStream International Ltd.1	400,000	15,668
Schibsted ASA	408,900	15,631
Sotheby’s Holdings, Inc.	475,000	14,962
Winnebago Industries, Inc.1	1,161,516	14,670
HT Media Ltd.	8,179,036	14,429
Home Inns & Hotels Management Inc. (ADR)1	576,000	14,285
China Lodging Group, Ltd. (ADR)1	840,000	14,020
Inchcape PLC	2,408,000	13,983
Headlam Group PLC	2,809,685	13,934
Betsson AB, Class B1	456,000	12,114
Michael Kors Holdings Ltd.1	225,300	11,981
Daily Mail and General Trust PLC, Class A, nonvoting	1,540,000	11,974
PT Indomobil Sukses Internasional Tbk	20,000,000	11,912
Powerland AG, non-registered shares2	1,200,000	11,834
Bloomsbury Publishing PLC2	5,405,000	11,674
Giordano International Ltd.	13,600,000	11,436
CFAO	235,500	11,279
Intercontinental Hotels Group PLC	430,678	11,266
START TODAY Co., Ltd.	745,000	10,692
CDON Group AB1	1,639,521	10,283
D.R. Horton, Inc.	490,000	10,114
Mando Corp.	72,600	10,059
Ctrip.com International, Ltd. (ADR)1	588,300	9,930
ValueVision Media, Inc., Class A1,2	3,875,293	9,107
SHW AG, non-registered shares	230,000	9,015
Big Lots, Inc.1	300,000	8,874
D.B. Corp Ltd.	1,841,206	7,046
China Zenix Auto International Ltd. (ADR)	2,152,000	6,929
U.S. Auto Parts Network, Inc.1,2	1,980,000	6,851
Ocado Group PLC1	6,533,708	6,805
POLYTEC Holding AG, non-registered shares	834,369	5,561
zooplus AG, non-registered shares1	130,000	5,411
Cheil Worldwide Inc.	250,000	5,320
Modern Times Group MTG AB, Class B	111,500	4,924
Talwalkars Better Value Fitness Ltd.2	1,446,000	4,809
Aristocrat Leisure Ltd.	1,550,000	4,325
K-Swiss Inc., Class A1	1,244,346	4,268
Balkrishna Industries Ltd.	759,246	4,087
Bijou Brigitte modische Accessoires AG	52,000	3,791
National American University Holdings, Inc.	632,221	3,161
T4F Entretenimento SA, ordinary nominative	412,500	2,869
Hankook Tire Worldwide Co., Ltd.3	53,367	1,997
Ten Alps PLC1	3,439,001	153
Five Star Travel Corp.1,3,4	96,033	26
CEC Unet PLC1,2,3	35,100,775	—
Spot Runner, Inc.1,3,5	2,980,544	—
Fontainebleau Resorts LLC, Class A, nonvoting units1,3,5	1,900,000	—
		3,435,520

HEALTH CARE — 14.28%
Pharmacyclics, Inc.1	3,234,256	208,610
Regeneron Pharmaceuticals, Inc.1	1,329,820	203,010
Grifols, SA, Class A1	3,290,000	108,655
Sysmex Corp.	1,764,000	84,877
Endo Health Solutions Inc.1	2,664,100	84,505
Synageva BioPharma Corp.1,2	1,570,000	83,885
Fleury SA, ordinary nominative	6,687,450	79,995
athenahealth, Inc.1	843,121	77,373
Intuitive Surgical, Inc.1	155,000	76,823
Incyte Corp.1	4,177,900	75,411
Cochlear Ltd.	919,910	64,076
Thoratec Corp.1	1,816,000	62,834
Hikma Pharmaceuticals PLC	5,189,153	60,877
Sirona Dental Systems, Inc.1	1,044,750	59,509
BioMarin Pharmaceutical Inc.1	1,457,500	58,694
ArthroCare Corp.1,2	1,809,802	58,638
Emeritus Corp.1,2	2,730,000	57,166
NuVasive, Inc.1,2	2,492,536	57,104
VCA Antech, Inc.1	2,575,000	50,805
Orthofix International NV1,2	1,110,100	49,677
Molina Healthcare, Inc.1	1,850,000	46,527
GN Store Nord AS	2,938,199	45,201
Myriad Genetics, Inc.1	1,649,000	44,506
Hologic, Inc.1	1,965,000	39,772
Achillion Pharmaceuticals, Inc.1,2	3,750,000	39,037
Illumina, Inc.1	781,600	37,673
Medivation, Inc.1	654,000	36,859
AVEO Pharmaceuticals, Inc.1,2	3,387,200	35,261
Ironwood Pharmaceuticals, Inc., Class A1	2,740,000	35,017
Align Technology, Inc.1	930,000	34,382
Carl Zeiss Meditec AG, non-registered shares	1,275,000	32,629
Galapagos NV1,2	1,554,436	32,620
XenoPort, Inc.1,2	2,792,000	31,996
Alnylam Pharmaceuticals, Inc.1	1,680,000	31,567
Integra LifeSciences Holdings Corp.1	709,068	29,143
Luminex Corp.1	1,480,194	28,775
Exelixis, Inc.1	5,962,000	28,737
China Kanghui Holdings (ADR)1	942,700	28,611
Genomma Lab Internacional, SAB de CV, Series B1	14,420,000	27,884
Wright Medical Group, Inc.1	1,238,485	27,383
Virbac SA	145,000	25,118
ABIOMED, Inc.1	1,166,873	24,493
Cadence Pharmaceuticals, Inc.1,2	6,130,469	24,031
Hill-Rom Holdings, Inc.	817,068	23,744
Volcano Corp.1	827,011	23,628
Celesio AG	1,300,000	23,179
Centene Corp.1	602,000	22,521
Theravance, Inc.1	850,700	22,042
Apollo Hospitals Enterprise Ltd.	1,580,000	21,905
CFR Pharmaceuticals SA	81,301,601	19,196
Fisher & Paykel Healthcare Corp. Ltd.	9,500,000	18,109
Covance Inc.1	375,000	17,509
Ansell Ltd.	1,013,051	16,866
Onyx Pharmaceuticals, Inc.1	185,000	15,632
Emergent BioSolutions Inc.1	1,057,700	15,030
HealthStream, Inc.1	500,000	14,230
Nobel Biocare Holding AG	1,350,000	13,536
Ipca Laboratories Ltd.	1,295,000	11,889
JSC Pharmstandard (GDR)1	824,610	11,709
ARIAD Pharmaceuticals, Inc.1	430,000	10,417
Tsumura & Co.	315,000	9,897
MEDICA SA	565,000	9,780
Abaxis, Inc.1	262,000	9,411
AMERIGROUP Corp.1	92,700	8,476
Savient Pharmaceuticals, Inc.1	3,380,000	8,416
Dendreon Corp.1	1,530,322	7,391
Krka, dd, Novo mesto	86,820	5,556
BG Medicine, Inc.1,2	1,418,968	5,222
Amplifon SpA	1,075,000	4,573
St.Shine Optical Co. Ltd.	314,000	4,038
Merck Ltd.1	299,383	3,634
		2,807,282

INDUSTRIALS — 11.85%
Intertek Group PLC	2,645,000	117,029
MTU Aero Engines Holding AG	1,118,000	89,290
Chart Industries, Inc.1	1,082,171	79,918
ITT Corp.	3,455,500	69,628
MSC Industrial Direct Co., Inc., Class A	1,001,000	67,527
Polypore International, Inc.1	1,815,000	64,160
Beacon Roofing Supply, Inc.1	2,230,238	63,562
MITIE Group PLC	12,509,000	58,841
Globaltrans Investment PLC (GDR)	1,748,046	36,324
Globaltrans Investment PLC (GDR)4	1,079,400	22,430
Herman Miller, Inc.	2,800,000	54,432
DKSH Holding AG1	861,822	53,835
Exponent, Inc.1,2	936,400	53,459
BELIMO Holding AG	27,150	48,007
AirAsia Bhd.	46,450,000	45,895
Meggitt PLC	7,143,007	45,550
Goodpack Ltd.2	30,060,000	45,438
Moog Inc., Class A1	1,192,800	45,171
Cummins India Ltd.	4,405,000	42,196
Michael Page International PLC	7,338,512	42,163
Northgate PLC2	10,626,805	41,227
Nabtesco Corp.	2,163,700	39,731
Johnson Electric Holdings Ltd.	55,820,000	36,498
Mills Estruturas e Serviços de Engenharia SA, ordinary nominative	2,383,000	34,442
Andritz AG	587,200	33,254
IDEX Corp.	775,000	32,372
Waste Connections, Inc.	1,041,900	31,517
Watsco, Inc.	411,700	31,203
TransDigm Group Inc.1	203,000	28,800
BrisConnections Unit Trusts1,2	27,290,000	27,742
Pipavav Defence and Offshore Engineering Co. Ltd.1	18,605,000	27,672
SIA Engineering Co. Ltd.	7,996,000	27,105
Comfort Systems USA, Inc.2	2,476,000	27,063
Uponor Oyj	2,521,600	26,571
Asia Aviation PCL, nonvoting depository receipt1	190,330,000	26,466
Blount International, Inc.1	1,950,500	25,669
Dynasty Ceramic PCL	15,378,000	25,355
Masco Corp.	1,625,000	24,456
Ennis, Inc.2	1,472,589	24,165
Harmonic Drive Systems Inc.	1,232,400	23,988
Container Corp. of India Ltd.	1,300,000	23,556
Standard Parking Corp.1,2	1,048,600	23,520
Proto Labs, Inc.1	685,739	23,192
Huntington Ingalls Industries, Inc.1	475,000	19,974
AIA Engineering Ltd.	2,915,050	19,725
SATS Ltd.	8,790,000	19,196
Société BIC SA	155,500	18,788
Frigoglass SAIC1,2	3,052,380	18,632
Graco Inc.	360,000	18,101
Houston Wire & Cable Co.2	1,678,900	18,065
Douglas Dynamics, Inc.2	1,175,000	17,378
Steelcase Inc., Class A	1,690,000	16,646
Danieli & C. Officine Meccaniche SpA, nonconvertible shares	1,171,903	16,159
Geberit AG	74,000	16,090
Landstar System, Inc.	325,800	15,404
Thermon Group Holdings, Inc.1	590,000	14,744
Flughafen Zürich AG	35,400	14,529
TrueBlue, Inc.1	913,000	14,352
AeroVironment, Inc.1	600,000	14,082
Cebu Air, Inc.	10,800,000	14,058
SAI Global Ltd.	3,158,843	13,893
Robert Half International Inc.	500,000	13,315
KBR, Inc.	435,000	12,972
American Science and Engineering, Inc.	175,000	11,482
Concentric AB	1,520,905	11,392
Boer Power Holdings Ltd.	31,753,000	11,098
Chemring Group PLC	2,090,000	10,952
ITE Group PLC	3,165,000	10,533
Hays PLC	7,755,000	9,655
Mvelaserve Ltd.2	9,194,800	8,838
NORMA Group AG, non-registered shares	311,800	8,414
Zumtobel AG	765,918	8,268
Mine Safety Appliances Co.	216,000	8,050
Carborundum Universal Ltd.	2,440,000	7,409
United Stationers Inc.	272,000	7,077
Westport Innovations Inc.1	250,000	6,960
Pfeiffer Vacuum Technology AG, non-registered shares	64,000	6,835
Wienerberger AG	868,000	6,726
S1 Corp.	109,000	6,708
Praj Industries Ltd.	6,825,000	6,192
MISUMI Group Inc.	241,500	5,985
Teleperformance SA	200,000	5,729
HIWIN Technologies Corp.	760,904	5,581
China Automation Group Ltd.	27,000,000	5,467
Prysmian SpA	260,000	4,637
TD Power Systems Ltd.	874,033	4,516
Haldex AB	761,000	3,846
Amara Raja Batteries Ltd.	828,886	3,444
Austal Ltd.1	2,382,337	3,423
Ritchie Bros. Auctioneers Inc.	118,682	2,282
Aker Philadelphia Shipyard ASA1	346,000	948
		2,328,969

INFORMATION TECHNOLOGY — 11.48%
AAC Technologies Holdings Inc.	49,536,000	178,875
Hittite Microwave Corp.1,2	1,794,950	99,566
Cymer, Inc.1,2	1,670,000	85,270
National Instruments Corp.	3,286,479	82,721
SINA Corp.1	1,135,000	73,412
Vistaprint NV1,2	2,050,000	70,007
FactSet Research Systems, Inc.	690,100	66,539
Compuware Corp.1	5,850,000	57,974
AVEVA Group PLC	1,775,684	56,401
Dialog Semiconductor PLC1	2,830,823	55,148
OpenTable, Inc.1,2	1,290,000	53,664
Itron, Inc.1	1,229,900	53,070
MICROS Systems, Inc.1	1,024,000	50,299
Kingboard Chemical Holdings Ltd.	20,504,200	49,237
Liquidity Services, Inc.1	832,536	41,802
Dolby Laboratories, Inc., Class A1	1,268,400	41,540
SPS Commerce, Inc.1,2	1,051,300	40,444
MercadoLibre, Inc.	410,000	33,846
OBIC Co., Ltd.	158,330	33,212
AOL Inc.1	880,000	31,002
International Rectifier Corp.1	1,846,000	30,810
CoStar Group, Inc.1	372,000	30,333
Demand Media, Inc.1	2,696,660	29,313
Bazaarvoice, Inc.1	1,933,934	29,299
Kapsch TrafficCom AG, non-registered shares	451,890	28,849
Delta Electronics (Thailand) PCL	33,935,900	28,390
Spectris PLC	1,019,000	28,385
Cardtronics, Inc.1	942,600	28,071
Finisar Corp.1	1,902,000	27,199
Angie’s List, Inc.1	2,535,190	26,822
ASM International NV	785,000	26,399
Youku Inc., Class A (ADR)1	1,400,000	25,746
Kingdee International Software Group Co. Ltd.1	123,194,000	25,420
Fidessa group PLC	1,051,000	24,965
Semtech Corp.1	960,000	24,144
Autodesk, Inc.1	705,000	23,526
Global Payments Inc.	561,116	23,471
Trimble Navigation Ltd.1	470,000	22,400
Quantum Corp.1,2	13,699,097	22,056
Jabil Circuit, Inc.	1,150,000	21,528
Hana Microelectronics PCL	30,925,000	20,998
Info Edge (India) Ltd.	3,160,000	20,909
Neopost SA	375,295	20,723
Power Integrations, Inc.	680,300	20,702
Kingboard Laminates Holdings Ltd.	49,319,236	20,481
Guidewire Software, Inc.1	655,600	20,356
Ultimate Software Group, Inc.1	193,600	19,767
Ellie Mae, Inc.1	700,000	19,061
Red Hat, Inc.1	330,000	18,790
Active Network, Inc.1	1,480,000	18,544
SciQuest, Inc.1	1,015,500	18,482
Littelfuse, Inc.	300,000	16,962
Avid Technology, Inc.1	1,742,153	16,481
Monster Worldwide, Inc.1	2,226,000	16,317
KLA-Tencor Corp.	340,650	16,251
Logitech International SA	1,700,000	15,555
NCC Group PLC	1,031,000	15,442
ExactTarget, Inc.1	575,406	13,936
Halma PLC	1,865,000	12,766
Genpact Ltd.	760,000	12,677
Immersion Corp.1,2	2,254,000	12,329
ExlService Holdings, Inc.1	386,000	11,387
RealPage, Inc.1	468,000	10,577
Splunk Inc.1	261,300	9,595
Playtech Ltd.	1,524,421	9,113
Fusion-io, Inc.1	293,489	8,884
China High Precision Automation Group Ltd.2,3	67,422,000	8,625
Rovi Corp.1	577,400	8,378
Hamamatsu Photonics KK	225,000	7,730
Comverse Technology, Inc.1	1,190,000	7,319
Bankrate, Inc.1	454,130	7,075
Tangoe, Inc.1	500,000	6,565
DTS, Inc.1	220,000	5,122
Green Packet Bhd.1,2	34,933,616	4,857
Persistent Systems Ltd.	296,051	2,398
Remark Media, Inc.1	81,521	137
Remark Media, Inc.1,3,4	29,470	35
		2,256,481

FINANCIALS — 9.22%
Onex Corp.	2,637,700	104,102
Kotak Mahindra Bank Ltd.	6,370,098	78,351
Brait SE	20,571,025	72,665
East West Bancorp, Inc.	3,221,528	68,039
Greenhill & Co., Inc.	1,234,000	63,859
SVB Financial Group1	985,900	59,607
Financial Engines, Inc.1	2,335,000	55,643
National Financial Partners Corp.1,2	3,174,800	53,654
Ocwen Financial Corp.1	1,900,000	52,079
YES BANK Ltd.	7,125,832	51,615
GT Capital Holdings, Inc.	3,515,200	45,925
Security Bank Corp.	11,141,500	43,802
First American Financial Corp.	1,980,700	42,922
Validus Holdings, Ltd.	1,231,938	41,775
HCC Insurance Holdings, Inc.	1,202,000	40,736
Rayonier Inc.1	815,000	39,943
First Republic Bank	1,141,825	39,347
Manappuram Finance Ltd.2	50,330,986	37,931
Sterling Financial Corp.4	1,666,668	37,117
Sterling Financial Corp.	24,500	546
Cullen/Frost Bankers, Inc.	594,000	34,113
Robinsons Land Corp.	74,225,550	33,879
PT Agung Podomoro Land Tbk	813,489,000	29,751
Assured Guaranty Ltd.	2,100,000	28,602
Home Loan Servicing Solutions, Ltd.2	1,546,400	25,160
East West Banking Corp.1	43,110,000	23,666
Starwood Property Trust, Inc.	980,000	22,805
Banco ABC Brasil SA, preferred nominative	3,777,159	22,545
BOK Financial Corp.	367,666	21,729
Kemper Corp.	700,000	21,497
TISCO Financial Group PCL	14,000,000	20,923
CapitalSource Inc.	2,700,000	20,466
Redwood Trust, Inc.	1,410,000	20,389
Capitol Federal Financial, Inc.	1,697,000	20,296
GRUH Finance Ltd.	4,910,000	19,288
DDR Corp.	1,225,000	18,816
Primerica, Inc.	650,000	18,616
DCT Industrial Trust Inc.	2,840,000	18,375
IG Group Holdings PLC	2,210,700	15,921
Home Federal Bancorp, Inc.2	1,384,249	15,670
Mahindra Lifespace Developers Ltd.2	2,157,380	15,533
Old Republic International Corp.	1,635,000	15,205
Banca Generali SpA	1,123,069	15,038
Paraná Banco SA, preferred nominative	2,318,400	14,856
Zillow, Inc., Class A1	350,000	14,763
Talmer Bancorp, Inc., Class A1,3,5	1,791,805	14,227
Colony Financial, Inc.	704,500	13,724
Huaku Construction Corp.	5,593,380	13,509
Popular, Inc.1	750,720	13,085
IndusInd Bank Ltd.	1,900,000	12,799
CenterState Banks, Inc.	1,375,400	12,269
VZ Holding AG	102,110	11,736
ICG Group, Inc.1	1,137,000	11,552
Canadian Western Bank	375,000	11,428
Midland Holdings Ltd.	18,890,000	11,231
Dah Sing Financial Holdings Ltd.	2,925,000	10,109
ING Vysya Bank Ltd.	1,282,000	9,892
Fibra Uno Administración, SA de CV	4,361,700	9,864
E-House (China) Holdings Ltd. (ADR)	2,190,000	9,373
Supalai PCL	14,100,000	8,979
Hospitality Properties Trust	350,000	8,323
Siam Future Development PCL	31,354,088	8,098
Oslo Børs VPS Holding ASA	852,138	7,437
PT Summarecon Agung Tbk	42,142,500	7,398
Bao Viet Holdings	4,137,486	6,419
First Southern Bancorp, Inc.2,3,5	1,344,915	5,958
Chongqing Rural Commercial Bank Co., Ltd., Class H	14,550,000	5,742
Globe Trade Center SA1	2,355,556	5,470
Noah Holdings Ltd. (ADR)	1,223,729	5,286
BS Financial Group Inc.	459,840	4,965
Zions Bancorporation	235,000	4,854
Banco Daycoval SA, preferred nominative	900,000	4,839
ARA Asset Management Ltd.	2,224,200	2,864
Rockville Financial, Inc.	135,000	1,654
Westfield Financial, Inc.	200,000	1,498
First Connecticut Bancorp, Inc.	105,000	1,418
		1,813,560

ENERGY — 7.11%
InterOil Corp.1,2	2,461,200	190,152
Ophir Energy PLC1	16,717,585	164,133
African Petroleum Corp. Ltd.1,2	93,646,868	116,568
Gulf Keystone Petroleum Ltd.1,4	23,310,000	88,362
Pacific Rubiales Energy Corp.	3,055,400	73,005
Comstock Resources, Inc.1,2	3,078,111	56,576
Zhaikmunai LP (GDR)4	4,669,500	47,629
Zhaikmunai LP (GDR)	353,650	3,607
Keyera Corp.	1,011,200	49,002
Concho Resources Inc.1	478,000	45,290
Core Laboratories NV	306,900	37,282
Rosetta Resources Inc.1	710,000	34,009
Ultra Petroleum Corp.1	1,510,000	33,190
Heritage Oil Ltd.1	10,628,000	33,157
Kodiak Oil & Gas Corp.1	3,500,000	32,760
Halcón Resources Corp.1	2,500,000	18,325
Halcón Resources Corp.1,4	1,786,547	13,095
Kværner ASA	10,269,776	26,531
Oasis Petroleum Inc.1	900,000	26,523
Falkland Oil and Gas Ltd.1,2	24,225,000	25,623
Miclyn Express Offshore Ltd.	11,019,148	24,575
Midstates Petroleum Co., Inc.1	2,690,000	23,268
Laredo Petroleum Holdings, Inc.1	860,900	18,923
Exillon Energy PLC1	7,684,660	17,032
Oceaneering International, Inc.	295,000	16,299
Goodrich Petroleum Corp.1	1,270,000	16,053
Bill Barrett Corp.1	550,000	13,623
Harvest Natural Resources, Inc.1	1,478,735	13,190
BPZ Resources, Inc.1	4,562,400	13,048
Tourmaline Oil Corp.1	410,000	12,799
Forum Energy Technologies, Inc.1	508,400	12,364
Cimarex Energy Co.	206,500	12,091
HollyFrontier Corp.	255,000	10,524
Sterling Resources Ltd.1	7,525,000	10,257
Petronet LNG Ltd.	3,275,000	9,807
Carrizo Oil & Gas, Inc.1	390,000	9,754
Tethys Petroleum Ltd.1	12,161,000	8,659
Tethys Petroleum Ltd. (GBP denominated)1	1,147,487	778
Borders & Southern Petroleum PLC1	20,265,000	8,017
Petrodorado Energy Ltd.1,2	38,400,000	7,031
Chu Kong Petroleum and Natural Gas Steel Pipe Holdings Ltd.	13,678,000	5,116
BNK Petroleum Inc.1	5,763,380	4,221
Pacific Coal Resources Ltd.1,2	18,280,000	3,626
Gevo, Inc.1	1,554,030	3,310
Saras SpA1	2,360,000	2,990
Dockwise Ltd.1	167,562	2,896
Americas Petrogas Inc.1	600,000	1,129
Americas Petrogas Inc.1,4	582,800	1,097
LNG Energy Ltd.1,4	13,000,000	860
0915988 B.C. Ltd.1,3,5	52,000	3
		1,398,159

CONSUMER STAPLES — 5.67%
Raia Drogasil SA, ordinary nominative	11,267,812	129,450
PT Sumber Alfaria Trijaya Tbk2	219,452,500	126,122
Super Group Ltd.2	44,597,000	79,586
Puregold Price Club, Inc.	87,206,000	62,088
PZ Cussons PLC	11,445,000	55,444
Coca-Cola Icecek AS, Class C	2,861,097	53,489
Hypermarcas SA, ordinary nominative1	6,436,500	47,276
Emami Ltd.	4,940,000	46,679
CP ALL PCL	40,447,000	46,649
Davide Campari-Milano SpA	5,388,500	42,378
Brazil Pharma SA, ordinary nominative	6,385,400	38,270
O’Key Group SA (GDR)	3,814,800	36,622
Kernel Holding SA1	1,523,150	30,904
Emmi AG	136,100	29,883
Eurocash SA	2,172,000	26,712
Bizim Toptan Satis Magazalari AS, non-registered shares	1,720,474	21,874
MARR SpA	2,194,910	21,112
Wumart Stores, Inc., Class H	14,110,000	21,072
AMOREPACIFIC Corp.	17,600	18,686
Origin Enterprises PLC	3,213,300	18,004
FANCL Corp.	1,510,800	17,791
Strauss Group Ltd.1,3	1,416,485	15,160
Bumitama Agri Ltd.1	15,100,146	13,535
Petra Foods Ltd.	6,683,000	13,342
Philip Morris CR as3	22,200	12,867
Real Nutriceutical Group Ltd.	39,400,000	12,195
PriceSmart, Inc.	155,000	11,737
Church & Dwight Co., Inc.	200,000	10,798
Tilaknager Industries Ltd.2	8,890,000	8,764
USANA Health Sciences, Inc.1	187,000	8,690
Godrej Consumer Products Ltd.	605,237	7,676
Sundrug Co., Ltd.	194,900	7,078
McBride PLC1	3,250,000	6,796
Pesquera Exalmar SA	6,795,305	6,749
Vinda International Holdings Ltd.	3,300,000	4,545
HITEJINRO CO., LTD.	178,039	3,909
		1,113,932

MATERIALS — 5.19%
Chr. Hansen Holding A/S	3,856,000	116,182
AptarGroup, Inc.	2,087,591	107,949
James Hardie Industries SE	9,400,000	84,830
Schweitzer-Mauduit International, Inc.2	2,370,000	78,186
Kenmare Resources PLC1	109,972,782	69,773
FUCHS PETROLUB AG, nonvoting preferred	525,500	33,241
FUCHS PETROLUB AG	358,647	21,431
Yingde Gases Group Co. Ltd.	57,261,750	50,733
African Minerals Ltd.1	8,638,121	41,428
Ube Industries, Ltd.	16,703,000	35,957
Greatview Aseptic Packaging Co. Ltd.	50,033,000	27,295
Harry Winston Diamond Corp.1	1,941,900	23,091
Gem Diamonds Ltd.1,2	7,350,000	20,652
Sirius Minerals PLC1	52,304,735	19,004
Valspar Corp.	333,700	18,721
Croda International PLC	470,000	18,405
Yip’s Chemical Holdings Ltd.	27,628,000	18,029
Symrise AG	532,000	18,014
Arkema SA	180,000	16,853
Siam City Cement PCL	1,300,000	16,134
Boral Ltd.	3,800,000	15,136
Coal of Africa Ltd.1,2	55,734,459	13,725
United Phosphorus Ltd.	4,730,000	11,806
Sika AG, non-registered shares	5,530	11,278
Gran Colombia Gold SA1,2	30,175,000	11,203
Sealed Air Corp.	715,000	11,054
Cape Lambert Resources Ltd.1	32,790,132	10,714
Talvivaara Mining Co. PLC1	4,300,000	10,582
PT Indocement Tunggal Prakarsa Tbk	4,732,500	10,063
Duluth Metals Ltd.1	4,208,800	10,061
J.K. Cement Ltd.	2,047,857	9,786
Mountain Province Diamonds Inc.1	1,904,762	8,118
Frutarom Industries Ltd.3	800,760	7,887
Yamana Gold Inc.	315,000	6,017
Huntsman Corp.	400,000	5,972
Eastern Platinum Ltd.1	27,281,450	4,995
Afferro Mining Inc.1,2	6,460,000	4,955
Mwana Africa PLC1,4	45,749,230	3,528
Hummingbird Resources PLC1	1,650,000	3,224
EACOM Timber Corp.1,2	26,200,000	3,198
Engro Corp. Ltd.	2,591,160	2,916
Gold Road Resources Ltd.1	14,050,000	2,113
Vatukoula Gold Mines PLC1	3,214,081	2,057
China Forestry Holdings Co., Ltd.3	29,142,000	1,784
Rusoro Mining Ltd.1	21,437,000	763
Cline Mining Corp.1	3,212,496	735
Kennady Diamonds Inc.1,4	380,952	484
TFS Corporation Ltd	1,064,380	442
Sino-Forest Corp.1,3	255,000	—
		1,020,504

UTILITIES — 1.91%
ENN Energy Holdings Ltd.2	55,644,296	234,302
Manila Water Co., Inc.	81,300,900	52,622
Glow Energy PCL	17,005,000	36,601
Greenko Group PLC1,2	9,144,000	17,719
Energy World Corp. Ltd.1	39,693,382	16,469
Torrent Power Ltd.	3,418,394	11,397
Mytrah Energy Ltd.1	7,918,000	7,160
		376,270

TELECOMMUNICATION SERVICES — 1.71%
Telephone and Data Systems, Inc.	2,786,819	71,370
PT Sarana Menara Nusantara Tbk1,3	28,410,096	58,928
tw telecom inc.1	1,657,700	43,216
MetroPCS Communications, Inc.1	2,932,970	34,345
Iridium Communications Inc.1,2	4,206,609	30,792
Total Access Communication PCL	9,964,000	29,944
Leap Wireless International, Inc.1	3,152,000	21,497
Visto Corp.1,3,5	3,636,364	20,000
NII Holdings, Inc., Class B1	2,150,000	16,878
Hutchison Telecommunications Hong Kong Holdings Ltd.	22,200,000	9,820
		336,790

MISCELLANEOUS — 4.94%
Other common stocks in initial period of acquisition		971,214

Total common stocks (cost: $13,861,490,000)		17,858,681

Preferred stocks — 0.08%

FINANCIALS — 0.08%
Zions Bancorporation, Series C, 9.50% noncumulative depositary shares	631,000	16,513

Total preferred stocks (cost: $13,738,000)		16,513

Warrants — 0.03%

INDUSTRIALS — 0.03%
Goodpack Ltd., warrants, expire 20121,2	5,272,000	4,897

MATERIALS — 0.00%
Gran Colombia Gold SA, warrants, expire 20151,2	1,086,500	193
Duluth Exploration Ltd., warrants, expire 20131,3	43,753	5
		198

ENERGY — 0.00%
Pacific Coal Resources Ltd., warrants, expire 20161.2	8,500,000	43

INFORMATION TECHNOLOGY — 0.00%
Kingboard Chemical Holdings Ltd., warrants, expire 20121	1,716,120	3

Total warrants (cost: $2,399,000)		5,141

	Shares or
Convertible securities — 0.36%	principal amount

CONSUMER DISCRETIONARY — 0.19%
Coupons.com Inc., Series B, convertible preferred1,2,3,5	8,191,724	36,945
Spot Runner, Inc., Series C, convertible preferred1,3,5	1,626,016	—
		36,945

FINANCIALS — 0.08%
Oriental Financial Group Inc., Series C, 8.75% noncumulative convertible preferred5	6,000	6,600
National Financial Partners Corp. 4.00% convertible notes 20172	$4,000,000	5,882
First Southern Bancorp, Inc., Series C, convertible preferred2,3,5	2,299	3,775
		16,257

HEALTH CARE — 0.06%
bluebird bio, Inc., Series D, convertible preferred1,2,3,5	22,374,386	11,149
Savient Pharmaceuticals, Inc. 4.75% convertible notes 2018	$820,000	247
		11,396

TELECOMMUNICATION SERVICES — 0.03%
Iridium Communications Inc., Series A, convertible preferred1,2,3	60,000	6,000

Total convertible securities (cost: $81,268,000)		70,598

	Principal amount
Bonds & notes — 0.16%	(000)

TELECOMMUNICATION SERVICES — 0.08%
Clearwire Communications and Clearwire Finance, Inc., Series A, 12.00% 20154	$6,675	6,642
Clearwire Communications and Clearwire Finance, Inc., Series B, 12.00% 20154	5,985	5,955
Cricket Communications, Inc. 7.75% 2016	625	662
Cricket Communications, Inc. 7.75% 2020	2,200	2,156
		15,415

FINANCIALS — 0.05%
First Niagara Financial Group, Inc. 7.25% 2021	6,260	7,208
Synovus Financial Corp. 5.125% 2017	3,715	3,641
		10,849

BONDS & NOTES OF U.S. GOVERNMENT — 0.03%
U.S. Treasury 0.25% 2014	5,000	5,002

Total bonds & notes (cost: $27,378,000)		31,266

Short-term securities — 8.50%	Principal amount (000)	Value (000)

Fannie Mae 0.10%–0.16% due 10/1/2012–3/20/2013	$336,371	$336,256
U.S. Treasury Bills 0.114%–0.18% due 11/8/2012–5/2/2013	300,000	299,900
Freddie Mac 0.12%–0.19% due 11/1/2012–4/1/2013	273,600	273,497
Federal Home Loan Bank 0.115%–0.18% due 10/10/2012–1/18/2013	148,300	148,278
Thunder Bay Funding, LLC 0.18%–0.20% due 11/26–12/4/20124	61,900	61,876
Sumitomo Mitsui Banking Corp. 0.16% due 10/16/20124	56,300	56,296
Province of Ontario 0.15%–0.16% due 10/31/2012	54,900	54,887
Commonwealth Bank of Australia 0.19% due 12/6/20124	38,200	38,188
Svenska Handelsbanken Inc. 0.225% due 12/7/20124	38,200	38,184
Bank of Nova Scotia 0.135% due 10/25/2012	37,400	37,396
Victory Receivables Corp. 0.20% due 10/16/20124	35,000	34,997
Toronto-Dominion Holdings USA Inc. 0.16% due 10/15/20124	34,100	34,098
Total Capital Canada Ltd. 0.17% due 11/27/20124	34,000	33,985
GlaxoSmithKline Finance PLC 0.13% due 10/10/20124	30,000	29,999
Straight-A Funding LLC 0.16% due 11/15/20124	28,000	27,995
Private Export Funding Corp. 0.28% due 2/8/20134	27,800	27,758
BHP Billiton Finance (USA) Limited 0.19% due 11/27/20124	25,300	25,287
Canada Bill 0.13% due 1/7/2013	25,000	24,991
National Rural Utilities Cooperative Finance Corp. 0.14% due 10/23/2012	22,800	22,798
Québec (Province of) 0.17% due 11/29/20124	22,500	22,490
Regents of the University of California 0.28% due 10/10/2012	15,000	14,999
British Columbia (Province of) 0.20% due 11/16/2012	13,300	13,297
Procter & Gamble Co. 0.14% due 11/1/20124	12,700	12,698
Barclays U.S. Funding Corp. 0.05% due 10/1/2012	1,000	1,000

Total short-term securities (cost: $1,671,102,000)		1,671,150

Total investment securities (cost: $15,657,375,000)		19,653,349
Other assets less liabilities		8,011

Net assets		$19,661,360

As permitted by U.S. Securities and Exchange Commission regulations, “Miscellaneous” securities include holdings in their first year of acquisition that have not previously been publicly disclosed.

1Security did not produce income during the last 12 months.
2Represents an affiliated company as defined under the Investment Company Act of 1940.
3Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $221,138,000, which represented 1.12% of the net assets of the fund. This amount includes $38,367,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
4Acquired in a transaction exempt from registration under Rule 144A or section 4(2) of the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $695,731,000, which represented 3.54% of the net assets of the fund.
5Acquired through a private placement transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition	Cost	Value	Percent of
	date(s)	(000)	(000)	net assets

Coupons.com Inc., Series B, convertible preferred	6/1/2011	$45,000	$36,945	.19%
Visto Corp.	8/27/2012	20,000	20,000	.10
Talmer Bancorp, Inc., Class A	4/28/2010–2/14/2012	11,034	14,227	.07
bluebird bio, inc., Series D, convertible preferred	7/20/2012	11,149	11,149	.06
First Southern Bancorp, Inc.	12/17/2009	28,378	5,958	.03
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	2,299	3,775	.02
Oriental Financial Group Inc., Series C, 8.75%
noncumulative convertible preferred	6/28/2012	6,000	6,600	.03
0915988 B.C. Ltd.	4/23/2012	3	3	.00
Fontainebleau Resorts LLC, Class A, nonvoting units	10/5/2005–6/1/2007	21,500	—	.00
Spot Runner, Inc.	10/25/2006–3/20/2008	15,071	—	.00
Spot Runner, Inc., Series C, convertible preferred	10/25/2006	6,000	—	.00

Total restricted securities		$166,434	$98,657	.50%

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
GBP = British pounds

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider investment objectives, risks, charges and expenses. This and other important information is contained in the fund prospectus and summary prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-4225 or visit the American Funds website at americanfunds.com.

MFGEFPX-035-1112O-S32846

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
SMALLCAP World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund, Inc. (the “Fund”) as of September 30, 2012, and for the year then ended and have issued our report thereon dated November 9, 2012, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2012, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 9, 2012

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2012

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 30, 2012